CONFORMED COPY










                                    AMENDED AND RESTATED COMPETITIVE ADVANCE AND
                           MULTI-CURRENCY REVOLVING CREDIT FACILITY AGREEMENT dated as of November 30, 1994, as amended and restated as of September 6, 1996, among MANOR CARE, INC., a Delaware corporation (the "Company"), MANOR HEALTHCARE CORP., a Delaware Subsidiary (as herein defined), CHOICE HOTELS INTERNATIONAL, INC., a Delaware Subsidiary, QUALITY HOTELS EUROPE, INC., a Delaware Subsidiary, QUALITY HOTELS EUROPE (JENA) GMBH, a German Subsidiary, and the other BORROWING SUBSIDIARIES (as herein defined), the lenders listed in Schedule 2.01 (the "Lenders"), NATIONSBANK, N.A., as co- agent, and THE CHASE MANHATTAN BANK, a New York banking corporation, as agent for the Lenders (in such capacity, the "Agent").


          The Borrowers, the Lenders and the Agent are parties to a Credit Agreement dated as of November 30, 1994, as amended as of June 23, 1995, and in effect prior to the effectiveness of this Agreement (the "Original Credit Agreement"). The Borrowers have requested that the Lenders and the Agent agree to amend and restate the Original Credit Agreement in order to provide for (a) certain modifications of the provisions contained therein to become effective upon the Distribution (such term and each other capitalized term used but not otherwise defined herein having the meaning assigned to it in Article I), (b) the replacement of the Commitments under the Original Credit Agreement with Commitments hereunder providing for Loans to the Borrowers at any time and from time to time prior to the Maturity Date, in an aggregate principal amount at any time outstanding not in excess of $250,000,000. The proceeds of the borrowings hereunder shall be used for general corporate purposes of the Borrowers and their Subsidiaries, including working capital, capital expenditures, acquisitions and equity investments. The Lenders and the Agent are willing to amend and restate the Original Credit Agreement on the terms and subject to the conditions hereinafter set forth. Accordingly, the Original Credit Agreement is hereby amended and restated, effective as of the Amendment Effective Date, as set forth herein.








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ARTICLE I.  DEFINITIONS

          SECTION 1.01. Defined Terms. As used in this Agreement, the following terms shall have the meanings specified below:

          "ABR Borrowing" shall mean a Borrowing comprised of ABR Loans.

          "ABR Loan" shall mean any Loan denominated in dollars bearing interest at a rate determined by reference to the Alternate Base Rate in accordance with the provisions of Article II.

          "ABR Standby Loan" shall mean any Standby Loan denominated in dollars bearing interest at a rate determined by reference to the Alternate Base Rate in accordance with the provisions of Article II.

          "Adjusted CD Rate" shall mean, with respect to any CD Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to the sum of (a) a rate per annum equal to the product of (i) the Fixed CD Rate in effect for such Interest Period and (ii) Statutory Reserves, plus (b) the Assessment Rate. For purposes hereof, the term "Fixed CD Rate" shall mean the arithmetic average (rounded upwards, if necessary, to the next 1/100 of 1%) of the prevailing rates per annum bid at or about 10:00 a.m., New York City time, to the Agent on the first Business Day of the Interest Period applicable to such CD Borrowing by three New York City negotiable certificate of deposit dealers of recognized national standing selected by the Agent for the purchase at face value of negotiable certificates of deposit of major United States money center banks in a principal amount approximately equal to the Reference Bank's portion of such CD Borrowing and with a maturity comparable to such Interest Period.

          "Administrative Questionnaire" shall mean an Administrative Questionnaire in the form of Exhibit B.

          "Affiliate" shall mean, when used with respect to a specified person, another person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the person specified. Following the Distribution, the Spin-Off Subsidiaries shall not be deemed to be Affiliates of the






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Company or the Subsidiaries merely by virtue of such companies' having common shareholders or directors as a result of the Distribution.

          "Agent and Administrative Fees" shall have the meaning assigned to such term in Section 2.06(b).

          "Aggregate Principal Amount Outstanding" shall mean, at any time, the sum of (i) the aggregate principal amount at such time of all outstanding Loans denominated in dollars and (ii) the aggregate Equivalent Dollar Amount at such time of the principal amounts of all outstanding Eurocurrency Loans.

          "Alternate Base Rate" shall mean, for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greatest of
(a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof, "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by the Agent as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective on the date such change is publicly announced as effective. "Base CD Rate" shall mean the sum of (a) the product of (i) the Three-Month Secondary CD Rate and (ii) Statutory Reserves and (b) the Assessment Rate. "Three-Month Secondary CD Rate" shall mean, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day shall not be a Business Day, the next preceding Business
Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day), or, if such rate shall not be so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 a.m., New York City time, on such day (or, if such day shall not be a Business Day, on the next preceding Business Day) by the Agent from the New York City negotiable certificate of deposit dealers of recognized national standing selected by it. "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System






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arranged by Federal funds brokers, as published on the next succeeding Business
Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Agent from three Federal funds brokers of recognized national standing selected by it. If for any reason the Agent shall have determined that it is unable to ascertain the Base CD Rate or the Federal Funds Effective Rate or both for any reason, including the inability or failure of the Agent to obtain sufficient quotations in accordance with the terms thereof, the Alternate Base Rate shall be determined without regard to clauses (b) or (c) of the first sentence of this definition, as appropriate, until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Three Month Secondary CD Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate, the Three Month Secondary CD Rate or the Federal Funds Effective Rate, respectively.

          "Alternative Currency" shall mean Sterling, French Francs, Deutsche Marks and any other freely available currency (other than ECUs) that is freely transferable and freely convertible into dollars and in which dealings in deposits are carried on in the London interbank market, which shall be requested by the Borrowers and approved by the Lenders.

          "Amendment Effective Date" shall mean the date on which this Agreement becomes effective in accordance with Section 4.02.

          "Applicable Margin" shall mean as to any Standby Loan, the applicable number of basis points per annum set forth below based upon the Applicable Rating Category, as follows:

Applicable Rating                                               Adjusted
     Category                       LIBO Margin                 CD Margin
     --------                       -----------                 ---------

             Category 1                17.00                      29.50
             Category 2                18.50                      31.00
             Category 3                20.00                      32.50
             Category 4                27.50                      40.00
             Category 5                36.25                      48.75
             Category 6                50.00                      62.50








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Any change in the Applicable Margin shall be effective as of the date on which the Applicable Rating Category changes.

          "Applicable Rating Category" at any time shall be determined as set forth below based upon the Company's senior unsecured long-term debt ratings by S&P and Moody's (or, if S&P or Moody's does not establish a rating for the Company's senior unsecured long-term debt, the rating (implied or otherwise) established by such agency for the Company's general senior long-term debt).

          S&P/Moody's Ratings Applicable Rating Category

A-/A3 or higher                         Category 1
BBB+/Baa1                               Category 2
BBB/Baa2                                Category 3
BBB-/Baa3                               Category 4
BB+/Ba1                                 Category 5
BB/Ba2 or lower                         Category 6


For purposes of the foregoing, (i) if no rating (implied or otherwise) for the Company's general senior long-term debt shall be available from either rating agency, such rating agency shall be deemed to have established a rating of BB/Ba2 or lower, (ii) if the ratings established or deemed to have been established by Moody's and S&P shall fall within different Categories, the Applicable Rating Category shall be based upon the lower of (A) the higher of the two ratings and (B) the rating two Categories above the lower of the two ratings, (iii) if any rating established or deemed to have been established by Moody's or S&P shall be changed (other than as a result of a change in the rating system of either Moody's or S&P), such change shall be effective as of the date on which such change is first announced by the rating agency making such change, and (iv) if there shall be no outstanding general senior long-term debt of the Company and no rating (implied or otherwise) for such debt, the Company and the Agent shall enter into negotiations to determine the Applicable Rating Category subject to Section 10.08, and pending agreement on another Applicable Rating Category the Applicable Rating Category most recently in effect shall be deemed to continue in effect. Each such change shall take effect on the effective date of such change and shall end on the date immediately preceding the effective date of the next such change. If the rating system of either Moody's or S&P shall change prior to the Maturity Date, the Company and the Lenders shall negotiate in good faith to amend the references to specific ratings in






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this definition to reflect such changed rating system, and pending agreement on another Applicable Rating Category the Applicable Rating Category most recently in effect shall be deemed to continue in effect.

          "Assessment Rate" shall mean for any date the annual rate (rounded upwards, if necessary, to the next 1/100 of 1%) identified by the Agent (or, if need be, reasonably estimated by the Agent) as the then current net annual assessment rate that will be employed in determining amounts payable by the Agent to the Federal Deposit Insurance Corporation (or any successor) for insurance by such Corporation (or such successor) of time deposits made in dollars at the Agent's domestic offices.

          "Asset Sale" shall mean, with respect to the Company or any Subsidiary, any sale, transfer or other disposition of any assets or other properties (including individual business assets, patents, trademarks and other intangibles) of the Company or such Subsidiary, including the sale, transfer or disposition of any capital stock of or any merger or consolidation involving any Subsidiary (other than the Pharmacy Subsidiary) and any issuance or sale by any Subsidiary (other than the Pharmacy Subsidiary) of shares of its capital stock, other than (i) sales of inventory and used equipment in the ordinary course of business of the person (whether the Company or a Subsidiary) owning and selling such inventory or used equipment; (ii) sales, transfers and other dispositions of any tangible assets by the Company or any Subsidiary if the Company or such Subsidiary enters into an agreement to replace such assets with a comparable asset as soon as practicable (and in no event later than three months) after the disposition and, pending such replacement, diligently pursues the replacement thereof, and the fair market value of the replacement asset is substantially equivalent to or exceeds that of the asset so disposed of; (iii) sales, transfers and other dispositions of any assets to the Company or any Subsidiary;
(iv) sales, transfers and other dispositions of any assets by the Pharmacy Subsidiary; (v) Sale and Lease- Back Transactions; (vi) sales of hotel properties acquired by the Company for investment purposes and listed on
Schedule 6.06; (vii) sales by the Company or Subsidiaries of assets acquired from persons other than the Company or other Subsidiaries, which sales occur not more than 12 months after the respective dates on which such assets were acquired and (viii) the Distribution.







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          "Assignment and Acceptance" shall mean an assignment and acceptance entered into by a Lender and an assignee, and accepted by the Agent, in the form of Exhibit C.

          "Board" shall mean the Board of Governors of the Federal Reserve System of the United States.

          "Borrower" shall mean the Company or any Borrowing Subsidiary.

          "Borrowing" shall mean a group of Loans of a single Type made by the Lenders (or, in the case of a Competitive Borrowing, by the Lender or Lenders whose Competitive Bids have been accepted pursuant to Section 2.03) on a single date and as to which a single Interest Period is in effect.

          "Borrowing Request" shall mean a request by any Borrower in accordance with the terms of Section 2.04.

          "Borrowing Subsidiary" shall mean Manor Healthcare, Choice Hotels International, Quality Hotels, Quality Hotels Europe (Jena) GmbH and any Subsidiary (other than the Pharmacy Subsidiary) which shall have executed and delivered to the Agent and each Lender a Borrowing Subsidiary Agreement; provided that, following the Distribution, "Borrowing Subsidiary" shall mean Manor Healthcare.

          "Borrowing Subsidiary Agreement" shall mean an agreement, in the form of Exhibit D-1, duly executed by the Company and a Subsidiary and approved by the Agent and the Required Lenders.

          "Business Day" shall mean any day (other than a day which is a Saturday, Sunday or legal holiday in the State of New York) on which banks are open for business in New York City; provided, however, that (i) when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market and (ii) when used in connection with a Eurocurrency Loan, "Business Day" shall also exclude any day on which commercial banks are not open for foreign exchange business in London or, if such reference relates to the date on which any amount is to be paid or made available in an Alternative






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Currency, in the principal financial center in the country of such Alternative
Currency.

          "Capital Lease Obligations" of any person shall mean the obligations of such person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such person under GAAP applied on a consistent basis and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP applied on a consistent basis.

          "CD Borrowing" shall mean a Borrowing comprised of CD Loans.

          "CD Loan" shall mean any Loan bearing interest at a rate determined by reference to the Adjusted CD Rate in accordance with the provisions of Article II.

          "CD Standby Borrowing" shall mean a Borrowing composed of CD Standby Loans.

          "CD Standby Loan" shall mean any Standby Loan bearing interest at a rate determined by reference to the Adjusted CD Rate in accordance with the provisions of Article II.

          A "Change in Control" shall be deemed to have occurred if (a) any person or group (within the meaning of Rule 13d-5 of the Securities and Exchange Commission as in effect on the date hereof) other than Stewart Bainum and his family shall own directly or indirectly, beneficially or of record, shares representing more than 15% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Company, except that such a person or group may own directly or indirectly, beneficially or of record, shares representing not more than 20% of the aggregate voting power represented by the issued and outstanding capital stock of the Company if such person or group reports and continues to report such ownership on Schedule 13G (filed pursuant to Rule 13d-1(b), Rule 13d- 1(c), or, in the case of amendments, Rule 13d-2(b), of the Securities and Exchange Commission as in effect on the date hereof); (b) a majority of the seats (other than vacant seats) on the board of directors of the Company shall at any






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time have been occupied by persons who were neither (i) nominated by the management of the Company or by the Nominating Committee of the Company's board of directors in connection with an annual meeting of the stockholders of the Company, nor (ii) appointed by directors so nominated; or (c) any person or group other than Stewart Bainum and his family shall otherwise directly or indirectly Control the Company. Notwithstanding the foregoing, if a trust or foundation or other entity established by Stewart Bainum or his family holds shares representing in excess of 15% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Company and Stewart Bainum or his family Controls such trust or foundation or such other entity and the vote of such shares held by such trust or foundation or such other entity and Stewart Bainum and his family remain in Control of the Company, there shall be no Change in Control for purposes of this Agreement; provided, however, that any transfer of such shares by Stewart Bainum, such trust or such foundation or such other entity shall stand on its own merits for purposes of this Agreement.

          "Choice Hotels" shall mean Choice Hotels Holdings, Inc., a Subsidiary.

          "Choice Hotels International" shall mean Choice Hotels International, Inc., a Delaware corporation.

          "Code" shall mean the Internal Revenue Code of 1986, as the same may be amended from time to time.

          "Commitment" shall mean, with respect to each Lender, the commitment of such Lender hereunder as set forth in Schedule 2.01, as such Lender's Commitment may be permanently terminated or reduced from time to time pursuant to Section 2.11. The Commitments shall automatically and permanently terminate on the Maturity Date.

          "Competitive Bid" shall mean an offer by a Lender to make a Competitive Loan pursuant to Section 2.03.

          "Competitive Bid Accept/Reject Letter" shall mean a notification made by the Company pursuant to Section 2.03(d) in the form of Exhibit A-4.

          "Competitive Bid Rate" shall mean, as to any Competitive Bid made by a Lender pursuant to Section 2.03(b), (i) in the case of a Eurodollar Competitive






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Loan, the Competitive Margin, and (ii) in the case of a Fixed Rate Loan, the fixed rate of interest offered by the Lender making such Competitive Bid.

          "Competitive Bid Request" shall mean a request made pursuant to
Section 2.03 in the form of Exhibit A-1.

          "Competitive Borrowing" shall mean a borrowing consisting of a Competitive Loan or concurrent Competitive Loans from the Lender or Lenders whose Competitive Bids for such Borrowing have been accepted by the Company under the bidding procedure described in Section 2.03.

          "Competitive Loan" shall mean a Loan from a Lender to the Company pursuant to the bidding procedure described in Section 2.03. Each Competitive Loan shall be a Eurodollar Competitive Loan or a Fixed Rate Loan.

          "Competitive Margin" shall mean, as to any Eurodollar Competitive Loan, the margin (expressed as a percentage rate per annum in the form of a decimal to no more than four decimal places) to be added to or subtracted from the LIBO Rate in order to determine the interest rate applicable to such Loan, as specified in the Competitive Bid relating to such Loan.

          "Consolidated Debt Ratio" shall mean, as of any date of determination, the ratio of (a) Consolidated Funded Indebtedness as of such date to (b) the sum of (i) Consolidated Funded Indebtedness as of such date and (ii) Consolidated Net Worth as of such date.

          "Consolidated EBITDA" shall mean, for any period, without duplication, the sum for such period of (a) Consolidated Net Income, (b) depreciation and amortization expense, (c) Consolidated Interest Expense and (d) provisions for income tax expense, all as determined in accordance with GAAP consistently applied.

          "Consolidated Funded Indebtedness" shall mean, as at any date of determination, all obligations accounted for as indebtedness on a consolidated balance sheet of the Company in accordance with GAAP consistently applied, whether such obligations are classified as long-term or short-term.

          "Consolidated Interest Coverage Ratio" shall mean, for any period, the ratio of (a) Consolidated EBITDA for






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such period to (b) Consolidated Interest Expense for such
period.

          "Consolidated Interest Expense" shall mean, for any period, gross total expenses of the Company and its consolidated Subsidiaries accounted for as interest expense (including capitalized interest determined in accordance with GAAP consistently applied) for such period, including (i) the portion of rental payments under Capital Lease Obligations deemed to represent interest in accordance with GAAP consistently applied, (ii) the amortization of debt discounts, (iii) the amortization of all fees (including fees with respect to interest rate protection agreements) payable in connection with the incurrence of Indebtedness to the extent included in interest expense, all as determined on a consolidated basis in accordance with GAAP consistently applied. For purposes of the foregoing, gross interest expense shall be determined after giving effect to any net payments made or received with respect to interest rate protection agreements entered in to as a hedge against interest rate exposure.

          "Consolidated Net Income" shall mean, for any period, the net income (or loss) of the Company and its consolidated Subsidiaries for such period, as determined on a consolidated basis in accordance with GAAP consistently applied.

          "Consolidated Net Worth" shall mean, as at any date of determination, the consolidated stockholders' equity of the Company and its consolidated Subsidiaries, as determined on a consolidated basis in accordance with GAAP consistently applied.

          "Consolidated Total Assets" shall mean, as at any date of determination, the total assets of the Company and its consolidated Subsidiaries at such time, as determined on a consolidated basis in accordance with GAAP consistently applied.

          "Control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise, and "Controlling" and "Controlled" shall have meanings correlative thereto; provided, however, the existence of a management contract by the Company or one of its Affiliates to manage another entity shall not be deemed to be Control.






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          "Default" shall mean any event or condition which upon notice, lapse of time or both would constitute an Event of Default.

          "Denomination Date" shall mean, in relation to any Eurocurrency Borrowing, the date that is three Business Days before the date of such Borrowing.

          "Deutsche Marks" shall mean the lawful money of the Federal Republic of Germany.

          "Distribution" shall mean the distribution by the Company to its shareholders of all the capital stock of Choice Hotels in the manner, on the terms and with the results set forth in the Form 10.

          "dollars" or "$" shall mean lawful money of the United States of America.

          "Equivalent Dollar Amount" shall mean, with respect to an amount of any Alternative Currency on any date, the amount of dollars that may be purchased with such amount of such Alternative Currency at the Spot Exchange Rate on such date.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

          "ERISA Affiliate" shall mean any trade or business (whether or not incorporated) that is a member of a group of which the Company is a member and which is treated as a single employer under Section 414 of the Code.

          "Eurocurrency Borrowing" shall mean a Borrowing comprised of Eurocurrency Loans.

          "Eurocurrency Loan" shall mean any Loan denominated in an Alternative Currency and bearing interest at a rate determined by reference to the LIBO Rate in accordance with the provisions of Article II.

          "Eurocurrency Sublimit" shall mean $75,000,000.

          "Eurodollar Borrowing" shall mean a Borrowing comprised of Eurodollar Loans.







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          "Eurodollar Competitive Loan" shall mean any Competitive Loan denominated in dollars and bearing interest at a rate determined by reference to the LIBO Rate in accordance with the provisions of Article II.

          "Eurodollar Loan" shall mean any Eurodollar Competitive Loan or Eurodollar Standby Loan.

          "Eurodollar Standby Borrowing" shall mean a Borrowing comprised of Eurodollar Standby Loans.

          "Eurodollar Standby Loan" shall mean any Standby Loan denominated in dollars and bearing interest at a rate determined by reference to the LIBO Rate in accordance with the provisions of Article II.

          "Event of Default" shall have the meaning assigned to such term in
Article VII.

          "Facility Fee" shall have the meaning assigned to such term in Section 2.06(a).

          "Fees" shall mean the Facility Fee and the Agent and Administrative Fees.

          "Financial Officer" of any corporation shall mean the chief financial officer, principal accounting officer, Treasurer or Controller of such corporation.

          "Fixed Rate Borrowing" shall mean a Borrowing comprised of Fixed Rate Loans.

          "Fixed Rate Loan" shall mean any Competitive Loan bearing interest at a fixed percentage rate per annum (expressed in the form of a decimal to no more than four decimal places) specified by the Lender making such Loan in its Competitive Bid.

          "Form 10" shall mean the registration statement on Form 10 of Choice Hotels, substantially in the form filed with the Securities and Exchange Commission on July 11, 1996.

          "French Francs" shall mean the lawful money of the Republic of France.

          "GAAP" shall mean generally accepted accounting principles.






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          "Governmental Authority" shall mean any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body.

          "Guarantee" of or by any person shall mean any obligation, contingent or otherwise, of such person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of such person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (b) to purchase property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness or (c) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness; provided, however, that the term Guarantee shall not include endorsements for collection or deposit, in either case in the ordinary course of business.

          "IHH" shall mean In Home Health, Inc., a Minnesota corporation.

          "Indebtedness" of any person shall mean, without duplication, (a) all obligations of such person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such person upon which interest charges are customarily paid, (d) all obligations of such person under conditional sale or other title retention agreements relating to property or assets purchased by such person, (e) all obligations of such person issued or assumed as the deferred purchase price of property or services, (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such person, whether or not the obligations secured thereby have been assumed, (g) all Guarantees by such person of Indebtedness of others, (h) all Capital Lease Obligations of such person, (i) all obligations of such person in respect of interest rate protection agreements, foreign currency exchange agreements or other interest or exchange rate hedging arrangements and (j) all obligations of such person as an account party in respect of letters of






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                                       15










credit (other than (x) documentary letters of credit (including commercial and trade letters of credit) issued to secure payment obligations in respect of goods and services in the ordinary course of business and (y) letters of credit and surety bonds with respect to obligations of such person that are fully accounted for as liabilities in the financial records of such person) and bankers' acceptances. The Indebtedness of any person shall include the Indebtedness of any partnership in which such person is a general partner.

          "Interest Payment Date" shall mean, with respect to any Loan, the last day of the Interest Period applicable thereto and, in the case of a Eurocurrency Loan or Eurodollar Loan with an Interest Period of more than three months' duration or a Fixed Rate Loan or a CD Loan with an Interest Period of more than 90 days' duration, each day that would have been an Interest Payment Date for such Loan had successive Interest Periods of three months' duration or 90 days' duration, as the case may be, been applicable to such Loan and, in addition, the date of any refinancing or conversion of such Loan with or to a Loan of a different Type.

          "Interest Period" shall mean (a) as to any Eurocurrency Borrowing or Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is 1, 2, 3 or 6 months thereafter, as the applicable Borrower may elect, (b) as to any CD Borrowing, a period of 30, 60, 90 or 180 days' duration, as the Company may elect, commencing on the date of such Borrowing, (c) as to any ABR Borrowing, the period commencing on the date of such Borrowing and ending on the date 90 days thereafter or, if earlier, on the Maturity Date or the date of prepayment of such Borrowing and (d) as to any Fixed Rate Borrowing, the period commencing on the date of such Borrowing and ending on the date specified in the Competitive Bids in which the offer to make the Fixed Rate Loans comprising such Borrowing were extended, which shall not be earlier than seven days after the date of such Borrowing or later than 360 days after the date of such Borrowing; provided, however, that if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of Eurocurrency Loans and Eurodollar Loans only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day. Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period.

          "Interest Rate Determination Date" shall mean, with respect to a Eurocurrency Borrowing or Eurodollar Borrowing, the date which is two Business Days prior to the commencement of any Interest Period for such Borrowing.

          "LIBO Rate" shall mean, (a) with respect to any Eurocurrency Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the rate at which deposits in the currency in which such Loan is denominated approximately equal in principal amount to the Reference Bank's portion of such Eurocurrency Borrowing and for a maturity comparable to such Interest Period are offered to the principal London office of the Agent, in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, on the relevant Interest Rate Determination Date, and (b) with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the rate at which dollar deposits approximately equal in principal amount to (i) in the case of a Standby Borrowing, the Reference Bank's portion of such Standby Borrowing and (ii) in the case of a Competitive Borrowing, a principal amount that would have been the Reference Bank's portion of such Competitive Borrowing had such Competitive Borrowing been a Standby Borrowing, and for a maturity comparable to such Interest Period are offered to the principal London office of the Agent, in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, on the applicable Interest Rate Determination Date.

          "Lien" shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, encumbrance, charge or security interest in or on such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement relating to such asset and
(c) in the case of securities, any purchase option, call or similar right of a third party (excluding rights of first refusal) with respect to such securities.

          "Loan" shall mean a Competitive Loan or a Standby Loan, whether made as a Eurocurrency Loan, a Eurodollar

Loan, a CD Loan, an ABR Loan or a Fixed Rate Loan, as permitted hereby.

          "Loan Documents" shall mean this Agreement and any Borrowing Subsidiary Agreement.

          "Margin Stock" shall have the meaning given such term under Regulation U.

          "Manor HealthCare" shall mean Manor HealthCare Corp., a wholly owned Subsidiary.

          "Material Adverse Effect" shall mean a materially adverse effect on the business, assets, property or condition, financial or otherwise, of the Company and the Subsidiaries taken as a whole.

          "Maturity Date" shall mean the fifth anniversary of the date hereof.

          "Moody's" shall mean Moody's Investors Service, Inc.

          "Multiemployer Plan" shall mean a multiemployer plan as defined in
Section 4001(a)(3) of ERISA to which the Company or any ERISA Affiliate (other than one considered an ERISA Affiliate only pursuant to subsection (m) or (o) of
Section 414 of the Code) is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

          "Obligations" shall mean (a) the Borrowers' obligations in respect of the due and punctual payment of principal of and interest on the Loans when and as due whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (b) all Fees, expenses, indemnities, reimbursements and other obligations, monetary or otherwise, of the Borrowers under this Agreement or any other Loan Document and (c) all obligations, monetary or otherwise, of each Subsidiary under each Loan Document to which it is a party.

          "Original Credit Agreement" shall have the meaning ascribed thereto in the preamble to this Agreement.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA.

          "Permitted Investments" shall mean:

                  (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America);

                  (b) investments in commercial paper having credit ratings of at least A-2 from S&P and P-2 from Moody's;

                  (c) investments in certificates of deposit, banker's acceptances and time deposits issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $200,000,000;

                  (d) investments in the ordinary course of business in customary repurchase agreements with respect to freely marketable, short-term securities of the type customarily subject to repurchase agreements; and

                  (e) other readily marketable debt and equity securities traded on national securities exchanges or on other nationally recognized markets, including over-the-counter markets.

          "person" shall mean any natural person, corporation, business trust, joint venture, association, company, limited liability company, partnership or government, or any agency or political subdivision thereof.

          "Pharmacy Subsidiary" shall mean Vitalink Pharmacy Services, Inc., formerly known as TotalCare Pharmacy Services, Inc., a subsidiary of Manor HealthCare, and its subsidiaries.

          "Pharmacy Subsidiary Agreements" shall mean the following agreements:

                  (a) the Administrative Services Agreement dated as of June 1, 1991, as amended, between the Pharmacy
         Subsidiary and the Company;

                  (b) the Tax Agreement dated as of June 1, 1991, between the Pharmacy Subsidiary and the Company;

                  (c) the Intercompany Debt and Credit Agreement dated as of June 1, 1991, between the Pharmacy
         Subsidiary and the Company;

                  (d) the Sublease Agreement dated as of June 1,
         1991, between the Pharmacy Subsidiary and Manor
         HealthCare;

                  (e) the Lease Agreement dated as of June 1, 1991, between the Pharmacy Subsidiary and Manor HealthCare;

                  (f) the Master Agreement for Pharmacy Services dated as of June 1, 1991, between the Pharmacy Subsidiary and Manor HealthCare;

                  (g) the Master Pharmacy Consulting Agreement dated as of June 1, 1991, between the Pharmacy Subsidiary and Manor HealthCare;

                  (h) the Pharmacy Services Consultant Agreement dated as of June 1, 1991, between the Pharmacy Subsidiary and Manor HealthCare;

                  (i) the Master Agreement for Infusion Therapy
         Products and Services dated as of June 1, 1991, between TotalCare Billing Services, Inc. and Manor HealthCare;
         and

                  (j) the Registration Rights Agreement dated as of June 1, 1991, between the Pharmacy Subsidiary and Manor
         HealthCare.

          "Plan" shall mean any pension plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code which is maintained for employees of the Company or any ERISA Affiliate.

          "Proceeds" shall mean, with respect to any Asset Sale, (a) the gross amount of consideration or other amounts payable to or receivable by the Company or a Subsidiary in respect of such Asset Sale, less (b) the amount, if any, of all estimated taxes payable with respect to such Asset Sale whether or not payable during the taxable year in which such Asset Sale shall have occurred, and less (c) reasonable and customary fees, commissions, costs and other expenses (other than those payable to the Company or a Subsidiary or Affiliate of the Company) which are incurred in connection with such Asset Sale and are payable by the seller or the transferor of the assets or property to which such Asset Sale relates, but only to the extent not already deducted in arriving at the amount referred to in clause (a) above. For purposes of determining Proceeds, the value of all noncash consideration payable or receivable by the Company or any Subsidiary, as the case may be, shall be the fair market value of such noncash consideration as determined in good faith by the Company and the Company shall provide to the Agent a certificate of a Financial Officer with respect to the fair market value of such consideration, in form and substance reasonably satisfactory to the Agent.

          "Quality Hotels" shall mean Quality Hotels Europe, Inc., a Subsidiary.

          "Reference Bank" shall mean the Agent or, in the case where the Agent's Commitment is not the largest of the Lenders' Commitments, the Lender possessing the largest Commitment.

          "Register" shall have the meaning given such term in Section 10.04(d).

          "Regulation D" shall mean Regulation D of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

          "Regulation G" shall mean Regulation G of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

          "Regulation U" shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

          "Regulation X" shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

          "Reportable Event" shall mean any reportable event as defined in
Section 4043(b) of ERISA or the regulations issued thereunder with respect to a Plan (other than a Plan maintained by an ERISA Affiliate which is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the
Code).

          "Required Lenders" shall mean, at any time, Lenders having Commitments representing at least a majority of the Total Commitment or, if the Commitments have been terminated, Lenders holding Loans representing at least a majority of the aggregate principal amount of the Loans then outstanding.

          "Responsible Officer" of any corporation shall mean any executive officer or Financial Officer of such corporation and any other officer or similar official thereof responsible for the administration of the obligations of such corporation in respect of this Agreement.

          "Sale and Lease-Back Transaction" shall mean any arrangement, directly or indirectly, with any person whereby such person shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred.

          "Significant Subsidiary" shall mean at any time (a) Choice Hotels International, (b) Manor HealthCare, (c) any Subsidiary of the Company with revenues during the fiscal year of the Company most recently ended greater than or equal to 5% of the total revenues of the Company and its Subsidiaries during such year, computed and consolidated in accordance with GAAP consistently applied ("Consolidated Revenues"), (d) any Subsidiary of the Company with assets as of the last day of the Company's most recently ended fiscal year greater than or equal to 5% of the total assets of the Company and its Subsidiaries at such date, computed and consolidated in accordance with GAAP consistently applied ("Consolidated Assets"), (e) any Subsidiary with stockholder's equity as of the last day of the Company's most recently ended fiscal year greater than or equal to 5% of the stockholder's equity of the Company and the Subsidiaries at such date, computed and consolidated in accordance with GAAP consistently applied ("Net Stockholders' Equity"), (f) any Subsidiary designated in writing by the Company as a Significant Subsidiary, (g) any Subsidiary created or acquired by the Company after the date hereof that falls within or that comes to meet one of clauses (a) through (f) or (h) any Subsidiary in existence on the date hereof which comes to meet one of clauses (a) through (f) after the date hereof; provided, however, that if at any time (x) the aggregate revenues of all Subsidiaries that are Significant Subsidiaries during any fiscal year of the Company shall not equal or exceed 90% of Consolidated Revenues for such fiscal year, (y) the aggregate assets of all Subsidiaries that are Significant Subsidiaries as of the last day of any fiscal year of the Company shall not equal or exceed 90% of Consolidated Assets at such date, or (z) the aggregate stockholders' equity of all Subsidiaries that are Significant Subsidiaries as of the last day of any fiscal year of the Company shall not equal or exceed 90% of Net Stockholders' Equity at such date, then the term Significant Subsidiary shall be deemed to include such Subsidiaries (as determined pursuant to the next following sentence) of the Company as may be required so that none of clauses (x), (y) and (z) above shall continue to be true; provided further that, upon consummation of the Distribution, none of the Spin-Off Subsidiaries shall be deemed to be Significant Subsidiaries. For purposes of the proviso to the next preceding sentence, the Subsidiaries which shall be deemed to be Significant Subsidiaries shall be determined based on the percentage that the assets of each such Subsidiary are of Consolidated Assets, with the Subsidiary with the highest such percentage being selected first, and each other Subsidiary required to satisfy the requirements set forth in such proviso being selected in descending order of such percentage.

          "S&P" shall mean Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc.

          "Spin-Off Subsidiaries" shall mean the entities set forth on Schedule 1.01.

          "Spot Exchange Rate" shall mean, on any day, with respect to any Alternative Currency, the spot rate at which dollars are offered on such day by The Chase Manhattan Bank in London for such Alternative Currency at approximately 11:00 A.M. (London time).

          "Standby Borrowing" shall mean a borrowing consisting of simultaneous Standby Loans from each of the Lenders.

          "Standby Borrowing Request" shall mean a request made pursuant to
Section 2.04 in the form of Exhibit A-5.

          "Standby Loans" shall mean the revolving loans made by the Lenders to the Borrowers pursuant to

Section 2.04. Each Standby Loan shall be a Eurocurrency Loan, a Eurodollar Standby Loan, a CD Loan or an ABR Loan.


          "Statutory Reserves" shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board and any other banking authority to which the Agent is subject for new negotiable nonpersonal time deposits in dollars of over $100,000 with maturities approximately equal to the applicable Interest Period. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

          "Sterling" or "(pound)" shall mean the lawful money of the United Kingdom.

          "Subordinated Indebtedness" shall mean Indebtedness of the Company that is subordinated in right of payment to any of the Obligations.

          "subsidiary" shall mean, with respect to any person (herein referred to as the "parent"), any corporation, partnership, association or other business entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned, controlled or held, or (b) which is, at the time any determination is made, otherwise Controlled by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

          "Subsidiary" shall mean any subsidiary of the Company; provided, however, that during the period prior to the date that IHH becomes a wholly owned subsidiary of the Company, IHH shall be deemed not to be a "Subsidiary" for purposes of this Agreement; provided further, however, that notwithstanding the foregoing, at any time that IHH is considered a consolidated subsidiary of the Company for financial accounting purposes, IHH shall be considered a Subsidiary for determining compliance with the covenants in Sections 5.04, 6.11,
6.12 and 6.13.

          "Total Commitment" shall mean at any time the aggregate amount of the Lenders' Commitments, as in effect at such time.

          "Transactions" shall have the meaning assigned to such term in Section 3.02.

          "Type", when used in respect of any Loan or Borrowing, shall refer to the Rate by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined and the currency in which such Loan or the Loans comprising such Borrowing are denominated. For purposes hereof, "Rate" shall include the LIBO Rate, the Adjusted CD Rate, the Alternate Base Rate and the Fixed Rate, and "currency" shall include Dollars, French Francs, Deutsche Marks, Sterling and any other Alternative Currency permitted hereunder.

          "Withdrawal Liability" shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

          SECTION 1.02. Terms Generally. The definitions in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP consistently applied, as in effect from time to time; provided, however, that, for purposes of determining compliance with any covenant set forth in Article VI, such terms shall be construed in accordance with GAAP as in effect on the date of this Agreement applied on a basis consistent with the application used in preparing the Company's audited financial statements referred to in Section 3.05.

ARTICLE II.  THE CREDITS

          SECTION 2.01. Commitments. Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender agrees, severally and not jointly, to make Standby Loans to the Company or Manor Healthcare and to make Eurocurrency Loans to the Borrowers, at any time and from time to time on and after the date hereof and until the earlier of the Maturity Date and the termination of the Commitment of such Lender, in an aggregate principal amount at any time outstanding which does not exceed (or the Equivalent Dollar Amount of which does not exceed) such Lender's Commitment minus the amount by which the Competitive Loans outstanding at such time shall be deemed to have used such Commitment pursuant to Section 2.16, subject, however, to the conditions that (a) at no time shall any Loan be made if, immediately after giving effect thereto and to the application of the proceeds thereof, the Aggregate Principal Amount Outstanding would exceed the Total Commitment, (b) at no time shall any Loan be made if, immediately after giving effect thereto and to the application of the proceeds thereof, the aggregate Equivalent Dollar Amount of all outstanding Eurocurrency Loans would exceed the Eurocurrency Sublimit and (c) at all times the outstanding aggregate principal amount of all Standby Loans made by each Lender shall equal the product of (i) the percentage which its Commitment represents of the Total Commitment times
(ii) the outstanding aggregate principal amount of all Standby Loans made pursuant to Section 2.04. Each Lender's Commitment is set forth opposite its respective name in Schedule 2.01. Such Commitments may be terminated or reduced from time to time pursuant to Section 2.11. Within the foregoing limits, the Borrowers may borrow, pay or prepay and reborrow hereunder, on and after the Amendment Effective Date and prior to the Maturity Date, subject to the terms, conditions and limitations set forth herein.

          SECTION 2.02. Loans. (a) Each Standby Loan shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their Commitments; provided, however, that the failure of any Lender to make any Standby Loan shall not in itself relieve any other Lender of its obligation to lend hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to make any Loan required to be made by such other Lender). Each Competitive Loan shall be made in accordance with the procedures set forth in Section 2.03. The Standby Loans or Competitive Loans comprising any Borrowing shall be (i) in the case of Competitive Loans, in an aggregate principal amount which is an integral multiple of $1,000,000 and not less than $5,000,000 and (ii) in the case of Standby Loans, in an aggregate principal amount which is an integral multiple of $1,000,000 and not less than $5,000,000 (or an aggregate principal amount equal to the remaining balance of the available Commitments); provided, however, that if the Equivalent Dollar Amount of any Eurocurrency Loan at the end of the Interest Period applicable thereto does not exceed by more than 5%, and is not less than 95% of, the Equivalent Dollar Amount of such Loan on the relevant Denomination Date, then the applicable Borrower may (notwithstanding clauses (i) and (ii) above) refinance such Loan with a new Loan denominated in the same Alternative Currency and with the same principal amount (in such Alternative Currency) at the end of such Interest Period, notwithstanding that the Equivalent Dollar Amount of the new Loan is not an integral multiple of $1,000,000. For purposes of this Section, any Eurocurrency Borrowing shall be deemed to be in an amount equal to the Equivalent Dollar Amount of such Eurocurrency Borrowing determined as of its Denomination Date.

          (b) Each Standby Borrowing shall be comprised entirely of Eurocurrency Loans, Eurodollar Standby Loans, CD Loans or ABR Loans and each Competitive Borrowing shall be comprised entirely of Eurodollar Competitive Loans or Fixed Rate Loans as the Company may request pursuant to Section 2.03 or 2.04, as applicable. Each Lender may at its option make any Eurocurrency Loan or Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided, however, that (i) any exercise of such option shall not affect the obligation of the applicable Borrower to repay such Loan in accordance with the terms of this Agreement and (ii) in exercising such option, the Lender shall use its reasonable efforts to minimize any increased costs to the applicable Borrower resulting therefrom (which obligation of the Lender shall not require it to take, or refrain from taking, actions that it determines would result in increased costs for which it will not be compensated hereunder or that it determines would be otherwise disadvantageous to it and in the event of such request for costs for which compensation is provided under this Agreement, the provisions of Section 2.13(c) shall apply). Borrowings of more than one Type may be outstanding at the same time; provided, however, that the Borrowers shall not be entitled to request any Borrowing which, if made, would result in (A) an aggregate of more than fifteen separate Standby Loans of any Lender being outstanding hereunder at any one time, (B) there being Loans outstanding in an aggregate of more than six currencies, (C) there being at any time more than five Borrowers with Eurocurrency Loans outstanding or (D) there being more than 30 Eurocurrency Borrowings having an Interest Period of one month during any twelve-month period. For purposes of the foregoing, Loans having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate Loans.

          (c) Subject to Section 2.05, each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds to such account as the Agent may designate, not later than 12:00 noon, New York City time, or, in the case of funds in an Alternative Currency, 12:00 noon, London time, and the Agent shall by 3:00 p.m., New York City time, or, in the case of funds in an Alternative Currency, 3:00 p.m., London time, credit the amounts so received to an account designated by the applicable Borrower with the Agent or, if a Borrowing shall not occur on such date because any condition precedent herein specified shall not have been met, return the amounts so received to the respective Lenders. Competitive Loans shall be made by the Lender or Lenders whose Competitive Bids therefor are accepted pursuant to Section 2.03 in the amounts so accepted and Standby Loans shall be made by the Lenders pro rata in accordance with Section 2.16. Unless the Agent shall have received notice from a Lender prior to (or, in the case of an ABR Borrowing, on) the date of any Borrowing that such Lender shall not make available to the Agent such Lender's portion of such Borrowing, the Agent may assume that such Lender has made such portion available to the Agent on the date of such Borrowing in accordance with this Section 2.02(c) and the Agent may, in reliance upon such assumption, make available to the applicable Borrower on such date a corresponding amount. If the Agent shall have so made funds available then, to the extent that such Lender shall not have made such portion available to the Agent, such Lender and the applicable Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the applicable Borrower until the date such amount is repaid to the Agent at (i) in the case of the applicable Borrower, the interest rate applicable at the time to the Loans comprising such

Borrowing and (ii) in the case of such Lender, a rate determined by the Agent to represent its cost of overnight or short-term funds in the relevant currency (which determination shall be conclusive absent manifest error). If such Lender shall repay to the Agent such corresponding amount, such amount shall constitute such Lender's Loan as part of such Borrowing for purposes of this Agreement.

          (d) Notwithstanding any other provision of this Agreement, the Borrowers shall not be entitled to request any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

          SECTION 2.03. Competitive Bid Procedure. (a) In order to request Competitive Bids, the Company shall hand deliver, telex or telecopy to the Agent a duly completed Competitive Bid Request in the form of Exhibit A-1, to be received by the Agent (i) in the case of a Eurodollar Competitive Borrowing, not later than 10:00 a.m., New York City time, four Business Days before a proposed Competitive Borrowing and (ii) in the case of a Fixed Rate Borrowing, not later than 10:00 a.m., New York City time, one Business Day before a proposed Competitive Borrowing. No Eurocurrency Loan, CD Loan or ABR Loan shall be requested in, or made pursuant to, a Competitive Bid Request. A Competitive Bid Request that does not conform substantially to the format of Exhibit A-1 may be rejected in the Agent's sole discretion, and the Agent shall promptly notify the Company of such rejection by telex or telecopier. Such request shall in each case refer to this Agreement and specify (x) whether the Borrowing then being requested is to be a Eurodollar Borrowing or a Fixed Rate Borrowing, (y) the date of such Borrowing (which shall be a Business Day) and the aggregate principal amount thereof which shall be in a minimum principal amount of $5,000,000 and in an integral multiple of $1,000,000, and (z) the Interest Period with respect thereto (which may not end after the Maturity Date). Promptly after its receipt of a Competitive Bid Request that is not rejected as aforesaid, the Agent shall invite by telex or telecopier (in the form of Exhibit A-2) the Lenders to bid, on the terms and conditions of this Agreement, to make Competitive Loans pursuant to such Competitive Bid Request.

          (b) Each Lender may, in its sole discretion, make one or more Competitive Bids to the Company responsive to a Competitive Bid Request. Each Competitive Bid by a Lender must be received by the Agent via telex or telecopier, in the form of Exhibit A-3, (i) in the case of a Eurodollar Competitive Borrowing, not later than 9:30 a.m., New York City time, three Business Days before a proposed Competitive Borrowing and (ii) in the case of a Fixed Rate Borrowing, not later than 9:30 a.m., New York City time, on the day of a proposed Competitive Borrowing. Multiple bids shall be accepted by the Agent. Competitive Bids that do not conform substantially to the format of Exhibit A-3 may be rejected by the Agent after conferring with, and upon the instruction of, the Company, and the Agent shall notify the Lender making such nonconforming bid of such rejection as soon as practicable. Each Competitive Bid shall refer to this Agreement and specify (x) the principal amount (which shall be in a minimum principal amount of $5,000,000 and in an integral multiple of $1,000,000 and which may equal the entire principal amount of the Competitive Borrowing requested by the Company) of the Competitive Loan or Loans that the Lender is willing to make to the Company, (y) the Competitive Bid Rate or Rates at which the Lender is prepared to make the Competitive Loan or Loans and (z) the Interest Period and the last day thereof. If any Lender shall elect not to make a Competitive Bid, such Lender shall so notify the Agent via telex or telecopier
(I) in the case of Eurodollar Competitive Loans, not later than 9:30 a.m., New York City time, three Business Days before a proposed Competitive Borrowing and
(II) in the case of Fixed Rate Loans, not later than 9:30 a.m., New York City time, on the day of a proposed Competitive Borrowing; provided, however, that failure by any Lender to give such notice shall not cause such Lender to be obligated to make any Competitive Loan as part of such Competitive Borrowing. A Competitive Bid submitted by a Lender pursuant to this Section 2.03(b) shall be irrevocable.

          (c) The Agent shall promptly notify the Company by telex or telecopier of all the Competitive Bids made, the Competitive Bid Rate and the principal amount of each Competitive Loan in respect of which a Competitive Bid was made and the identity of the Lender that made each bid. The Agent shall send a copy of all Competitive Bids to the Company for its records as soon as practicable after completion of the bidding process set forth in this Section.

          (d) The Company may in its sole and absolute discretion, subject only to the provisions of this Section 2.03(d), accept or reject any Competitive Bid referred to in Section 2.03(c). The Company shall notify the Agent by telephone, confirmed by telex or telecopier in the form of a Competitive Bid Accept/Reject Letter substantially in the form set forth in Exhibit A-4, whether and to what extent it has decided to accept or reject any of or all the bids referred to in Section 2.03(c), (y) in the case of a Eurodollar Competitive Borrowing, not later than 10:30 a.m., New York City time, three Business Days before a proposed Competitive Borrowing and (z) in the case of a Fixed Rate Borrowing, not later than 10:30 a.m., New York City time, on the day of a proposed Competitive Borrowing; provided, however, that (i) the failure by the Company to give such notice shall be deemed to be a rejection of all the bids referred to in Section 2.03(c), (ii) the Company shall not accept a bid made at a particular Competitive Bid Rate if the Company has decided to reject a bid made at a lower Competitive Bid Rate, (iii) the aggregate amount of the Competitive Bids accepted by the Company shall not exceed the principal amount specified in the Competitive Bid Request, (iv) if the Company shall accept a bid or bids made at a particular Competitive Bid Rate but the amount of such bid or bids shall cause the total amount of bids to be accepted by the Company to exceed the amount specified in the Competitive Bid Request, then the Company shall accept a portion of such bid or bids in an amount equal to the amount specified in the Competitive Bid Request less the amount of all other Competitive Bids accepted with respect to such Competitive Bid Request, which acceptance, in the case of multiple bids at such Competitive Bid Rate, shall be made pro rata in accordance with the amount of each such bid at such Competitive Bid Rate, and (v) except pursuant to clause (iv) above, no bid shall be accepted for a Competitive Loan unless such Competitive Loan is in a minimum principal amount of $5,000,000 and an integral multiple of $1,000,000; provided further, however, that if a Competitive Loan must be in an amount less than $5,000,000 because of the provisions of clause (iv) above, such Competitive Loan may be for a minimum of $1,000,000 or any integral multiple thereof, and in calculating the pro rata allocation of acceptances of portions of multiple bids at a particular Competitive Bid Rate pursuant to clause (iv) above the amounts shall be rounded to integral multiples of $1,000,000 in a manner which shall be in the discretion of the Company. A notice given by the Company pursuant to this Section 2.03(d) shall be irrevocable.

          (e) The Agent shall promptly notify each bidding Lender whether or not its Competitive Bid has been accepted (and if so, in what amount and at what Competitive Bid Rate) by telex or telecopier sent by the Agent, and each successful bidder shall thereupon become bound, subject to the other applicable conditions hereof, to make the Competitive Loan in respect of which its bid has been accepted.

          (f) A Competitive Bid Request shall not be made within three Business Days after the date of any previous Competitive Bid Request.

          (g) If the Agent shall elect to submit a Competitive Bid in its capacity as a Lender, it shall submit such bid directly to the Company one quarter of an hour earlier than the latest time at which the other Lenders are required to submit their bids to the Agent pursuant to Section 2.03(b).

          (h) All Notices required by this Section shall be given in accordance with Section 10.01.

          SECTION 2.04. Standby Borrowing Procedure. In order to request a Standby Borrowing, a Borrower shall hand deliver, telex or telecopy to the Agent a duly completed Standby Borrowing Request in the form of Exhibit A-5 (a) in the case of a Eurocurrency Borrowing, not later than 10:30 a.m., London time, three Business Days before a proposed borrowing, (b) in the case of a Eurodollar Borrowing, not later than 10:30 a.m., New York City time, three Business Days before a proposed borrowing, (c) in the case of a CD Borrowing, not later than 10:30 a.m., New York City time, one Business Day before a proposed borrowing and
(d) in the case of an ABR Borrowing, not later than 10:30 a.m., New York City time, on the day of a proposed borrowing. No Fixed Rate Loan shall be requested or made pursuant to a Borrowing Request. Such notice shall be irrevocable and shall in each case specify (i) whether the Borrowing then being requested is to be a Eurocurrency Borrowing, a Eurodollar Borrowing, a CD Borrowing or an ABR Borrowing; (ii) the date of such Borrowing (which shall be a Business Day) and the amount thereof, which, in the case of a Eurocurrency Borrowing, shall be expressed in the Equivalent Dollar Amount; (iii) if such Borrowing is to be a Eurocurrency Borrowing, the Alternative Currency in which such Borrowing is to be denominated and the number and location of the account to which funds are to be disbursed; and (iv) if such Borrowing is to be a Eurocurrency Borrowing, Eurodollar Borrowing or CD Borrowing, the Interest Period with respect thereto. If no election as to the Type of Borrowing is specified in any such notice, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period with respect to any Eurocurrency Borrowing, Eurodollar Borrowing or CD Borrowing is specified in any such notice, then the applicable Borrower shall be deemed to have selected an Interest Period of one month's duration, in the case of a Eurocurrency Borrowing or a Eurodollar Borrowing, or 30 days' duration, in the case of a CD Borrowing. If the applicable Borrower shall not have given notice in accordance with this Section of its election to refinance a Borrowing prior to the end of the Interest Period in effect for such Borrowing, then the applicable Borrower shall (unless such Borrowing is repaid at the end of such Interest Period) be deemed to have given notice of an election to refinance such Borrowing with an ABR Borrowing. The Agent shall promptly advise the Lenders of any notice given pursuant to this Section and of each Lender's portion of the requested Borrowing.

          SECTION 2.05. Refinancings. A Borrower may refinance all or any part of any Borrowing with a Borrowing of the same or a different Type made pursuant to Section 2.03 or Section 2.04, subject to the conditions and limitations set forth herein and elsewhere in this Agreement, including refinancings of Competitive Borrowings with Standby Borrowings and Standby Borrowings with Competitive Borrowings. Any Borrowing or part thereof so refinanced with a Borrowing denominated in the same currency shall be deemed to be repaid in accordance with Section 2.07 with the proceeds of a new Borrowing hereunder and the proceeds of the new Borrowing, to the extent they do not exceed the principal amount of the Borrowing being refinanced, shall not be paid by the Lenders to the Agent or by the Agent to the applicable Borrower pursuant to
Section 2.02(c); provided, however, that (i) if the principal amount extended by a Lender in a refinancing is greater than the principal amount extended by such Lender in the Borrowing being refinanced, then such Lender shall pay such difference to the Agent for distribution to the Lenders described in (ii) below,
(ii) if the principal amount extended by a Lender in the Borrowing being refinanced is greater than the principal amount being extended by such Lender in the refinancing, the Agent shall return the difference to such Lender out of amounts received pursuant to (i) above, and (iii) to the extent any Lender fails to pay the Agent amounts due from it pursuant to (i) above, any Loan or portion thereof being refinanced shall not be deemed repaid in accordance with Section
2.07 and shall be payable by the applicable Borrower.

          SECTION 2.06. Fees. (a) The Borrowers agree, jointly and severally, to pay to each Lender, through the Agent, on each March 31, June 30, September 30 and December 31, on the date on which the Commitment of such Lender shall be terminated as provided herein and on the Maturity Date, a facility fee (a "Facility Fee"), based on the table below, on the amount of the Commitment of such Lender, whether used or unused, during the preceding quarter (or shorter period commencing with the date hereof or ending with the Maturity Date or any date on which the Commitment of such Lender shall be terminated). The Facility Fee shall be based on the Applicable Rating Category, as follows:

                                                 Facility Fee (basis
      Applicable Rating Category                  points per annum)
      --------------------------                  -----------------

              Category 1                                8.00
              Category 2                                9.00
              Category 3                                10.00
              Category 4                                12.50
              Category 5                                18.75
              Category 6                                25.00


Any change in the Facility Fees shall be effective as of the date on which the Applicable Rating Category changes. The Facility Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days. The Facility Fee due to each Lender shall commence to accrue on the date hereof and shall cease to accrue on the earlier of (i) the termination of the Commitment of such Lender and (ii) the Maturity Date.

          (b) The Company shall pay to the Agent, for its own account, agent and administrative fees (the "Agent and Administrative Fees") at the times and in the amounts agreed upon in the letter agreement dated August 20, 1996, between the Company and the Agent.

          (c) All Fees shall be paid on the dates due, in immediately available funds, to the Agent for distribution, if and as appropriate, among the Lenders. Once paid, none of the Fees shall be refundable under any circumstances unless such Fees were paid in error.

          SECTION 2.07. Evidence of Indebtedness; Repayment of Loans. (a) The Borrower hereby unconditionally promises to pay to the Agent for the account of each Lender the then unpaid principal amount of each Loan on the Maturity Date.

          (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of each Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

          (c) The Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from each Borrower to each Lender hereunder and
(iii) the amount of any sum received by the Agent hereunder for the account of the Lenders and each Lender's share thereof.

          (d) The entries made in the accounts maintained pursuant to paragraphs
(b) and (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of each Borrower to properly repay the Loans in accordance with the terms of this Agreement.

          (e) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, each Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Agent.

          SECTION 2.08. Interest on Loans. (a) Subject to the provisions of
Section 2.09, the Loans comprising each Eurocurrency Borrowing and Eurodollar Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to (i) in the case of each Eurocurrency Loan or Eurodollar Standby Loan, the LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Margin, and
(ii) in the case of each Eurodollar Competitive Loan, the LIBO Rate for the Interest Period in effect for such Borrowing plus the Competitive Margin offered by the Lender making such Loan and accepted by the Company pursuant to Section
2.03. Interest on each Eurocurrency Borrowing and Eurodollar Borrowing shall be payable on each applicable Interest Payment Date. The LIBO Rate for each Interest Period shall be determined by the Agent in accordance with the definition of LIBO Rate herein. The Agent shall promptly advise the applicable Borrower and each Lender, as appropriate, of such determination.

          (b) Subject to the provisions of Section 2.09, the Loans comprising each CD Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to the Adjusted CD Rate for the Interest Period in effect for such Borrowing plus the Applicable Margin. Interest on each CD Borrowing shall be payable on each applicable Interest Payment Date. The Adjusted CD Rate for each Interest Period shall be determined by the Agent in accordance with the definition of Adjusted CD Rate herein. The Agent shall promptly advise the Company and each Lender of such determination.

          (c) Subject to the provisions of Section 2.09, the Loans comprising each ABR Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of (i) 365 or 366 days, as the case may be, during any period in which the Alternate Base Rate is based on the Prime Rate, and (ii) 360 days, during any period in which the Alternate Base Rate is based on the Base CD Rate or the Federal Funds Effective Rate) at a rate per annum equal to the Alternate Base Rate. Interest on each ABR Borrowing shall be payable on each applicable Interest Payment Date. The Alternate Base Rate shall be determined by the Agent in accordance with the definition of Alternate Base Rate herein.

          (d) Subject to the provisions of Section 2.09, each Fixed Rate Loan shall bear interest at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the fixed rate of interest offered by the Lender making such Loan and accepted by the Company pursuant to Section 2.03. Interest on each Fixed Rate Loan shall be payable on the Interest Payment Dates applicable to such Loan except as otherwise provided in this Agreement.

          SECTION 2.09. Default Interest. If any Borrower shall default in the payment of the principal of or interest on any Loan or any other amount becoming due hereunder, whether by scheduled maturity, notice of prepayment, acceleration or otherwise, such Borrower shall on demand from time to time from the Agent pay interest, to the extent permitted by law, on such defaulted amount up to (but not including) the date of actual payment (after as well as before judgment) at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the Alternate Base Rate plus 2%.

          SECTION 2.10. Alternate Rate of Interest. (a) In the event, and on each occasion, that on the day two Business Days prior to the commencement of any Interest Period for a Eurocurrency Borrowing or a Eurodollar Borrowing the Agent shall have determined (i) that deposits in the principal amounts of the Loans comprising such Borrowing and in the currency in which such Loan is to be denominated are not generally available in the relevant market, or that the rates at which such deposits are being offered will not adequately and fairly reflect the cost to any Lender of making or maintaining its Eurocurrency Loan or Eurodollar Loan, as applicable, during such Interest Period, or that reasonable means do not exist for ascertaining the LIBO Rate, or (ii) in the case of a Eurocurrency Borrowing, that there shall have occurred any change in national or international financial, political or economic conditions (including the imposition of or any change in exchange controls) or currency exchange rates which would make it impracticable to make Loans denominated in the applicable Alternative Currency, the Agent shall, as promptly as practicable, give written, telex or telecopy notice of such determination to the Borrowers and the Lenders. In the event of any such determination, until the Agent shall have advised the Borrowers and the Lenders that the circumstances giving rise to such notice no longer exist, (A) any request by the Company for a Eurodollar Competitive Borrowing pursuant to Section 2.03 shall be of no force and effect and shall be denied by the Agent, (B) any request by the Company for a Eurodollar Standby Borrowing pursuant to Section 2.04 shall be deemed to be a request for an ABR Borrowing and (C) any request by a Borrower for a Eurocurrency Borrowing pursuant to Section 2.04 shall be deemed to be a request by the Company for an ABR Borrowing.

          (b) In the event, and on each occasion, that on or before the day on which the Adjusted CD Rate for a CD Borrowing is to be determined the Agent shall have determined that such Adjusted CD Rate cannot be determined for any reason, including the inability of the Agent to obtain sufficient bids in accordance with the terms of the definition of Fixed CD Rate, or the Agent shall determine that the Adjusted CD Rate for such CD Borrowing will not adequately and fairly reflect the cost to any Lender of making or maintaining its CD Loan during such Interest Period, the Agent shall, in a timely manner, give written or telex notice of such determination to the Company and the Lenders. In the event of any such determination, any request by the Company for a CD Borrowing pursuant to Section 2.04 shall, until the Agent shall have advised the Company and the Lenders that the circumstances giving rise to such notice no longer exist, be deemed to be a request for an ABR Borrowing.

          SECTION 2.11. Termination and Reduction of Commitments. (a) The Commitments shall be automatically terminated on the Maturity Date.

          (b) Upon at least five Business Days' prior irrevocable written or telex notice to the Agent, the Company may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Total Commitment; provided, however, that (i) each partial reduction of the Total Commitment shall be in an integral multiple of $1,000,000 and in a minimum principal amount of $10,000,000 and (ii) no such termination or reduction shall be made which would reduce the Total Commitment to an amount less than the aggregate outstanding principal amount of the Competitive Loans. If, following any partial reduction of the Total Commitment, the Total Commitment (as so reduced) shall be less than the Eurocurrency Sublimit, the Eurocurrency Sublimit shall be automatically reduced so as to equal the Total Commitment.

          (c) In the event that the aggregate Proceeds from all Asset Sales after the date of this Agreement shall exceed 30% of Consolidated Total Assets as of the end of the preceding fiscal year, then at the time of each Asset Sale (including the Asset Sale that results in the aggregate Proceeds from Asset Sales exceeding 30% of Consolidated Total Assets as of the end of the preceding fiscal year) the Commitments shall be automatically and permanently reduced by an amount equal to 50% of the Proceeds of such Asset Sale in excess of 30% of Consolidated Total Assets as of the end of the preceding fiscal year aggregate amount. If any reduction of the Commitments required by this paragraph would result in the Total Commitment being less than the aggregate principal amount of the outstanding Competitive Loans, such reduction shall be deferred for the minimum period necessary to avoid such result.

          (d) Each reduction in the Total Commitment hereunder shall be made ratably among the Lenders in accordance with their respective Commitments. The Borrowers shall pay to the Agent for the accounts of the Lenders, on the date of each termination or reduction, the Facility Fees on the amount of the Commitments so terminated or reduced accrued through the date of such termination or reduction.

          SECTION 2.12. Prepayment. (a) The Borrowers shall have the right at any time and from time to time to prepay any Standby Borrowing, in whole or in part, upon giving written or telex notice (or telephone notice promptly confirmed by written or telex notice) to the Agent before 10:00 a.m., New York City time (or, in the case of any Eurocurrency Borrowing, 10:00 a.m., London time), three Business Days prior to prepayment; provided, however, that each partial prepayment shall be in an amount which is (or the Equivalent Dollar Amount of which is) an integral multiple of $1,000,000 and not less than $5,000,000. The Company shall not have the right to prepay any Competitive Borrowing.

          (b) On the date of any termination or reduction of the Commitments pursuant to Section 2.11, the Borrowers shall pay or prepay so much of the Standby Borrowings as shall be necessary in order that the Aggregate Principal Amount Outstanding shall not exceed the Total Commitment after giving effect to such termination or reduction.

          (c) Each notice of prepayment shall specify the prepayment date and the principal amount of each Borrowing (or portion thereof) to be prepaid, shall be irrevocable and shall commit the applicable Borrower to prepay such Borrowing (or portion thereof) by the amount stated therein on the date stated therein. All prepayments under this Section shall be subject to Section 2.15 but otherwise without premium or penalty. All prepayments under this Section shall be accompanied by accrued interest on the principal amount being prepaid to the date of payment.

          SECTION 2.13. Reserve Requirements; Change in Circumstances. (a) Notwithstanding any other provision herein, if after the date of this Agreement any change in applicable law or regulation or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) shall change the basis of taxation of payments to any Lender of the principal of or interest on any Eurocurrency Loan, Eurodollar Loan, CD Loan or Fixed Rate Loan made by such Lender or any Fees or other amounts payable hereunder (other than changes in respect of taxes imposed on the overall net income of such Lender by any jurisdiction or any political subdivision thereof) or shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by such Lender (except any such reserve requirement which is already reflected in the definition of the applicable Rate), or shall impose on such Lender or the London interbank market any other condition affecting this Agreement or any Eurocurrency Loan, Eurodollar Loan, CD Loan or Fixed Rate Loan made by such Lender, and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurocurrency Loan, Eurodollar Loan, CD Loan or Fixed Rate Loan or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise) by an amount deemed by such Lender to be material, then the applicable Borrower shall pay to such Lender upon demand such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered. Notwithstanding the foregoing, no Lender shall be entitled to request compensation under this paragraph with respect to any Competitive Loan if it should have been aware of the change giving rise to such request at the time of submission of the Competitive Bid pursuant to which such Competitive Loan shall have been made.

          (b) If any Lender shall have determined that the applicability of any law, rule, regulation or guideline adopted pursuant to or arising out of the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards", or the adoption after the date hereof of any other law, rule, regulation or guideline regarding capital adequacy, or any change in any of the foregoing or in the interpretation or administration of any of the foregoing by any Governmental Authority charged with the interpretation or administration thereof, or compliance by any Lender (or any lending office of such Lender) or any Lender's holding company with any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Agreement or the

Loans made by such Lender pursuant hereto to a level below that which such Lender or such Lender's holding company could have achieved but for such adoption, change or compliance (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time the Borrowers shall, jointly and severally, pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.

          (c) A certificate of a Lender setting forth such amount or amounts as shall be necessary to compensate such Lender as specified in paragraph (a) or
(b) above, as the case may be, shall be delivered to the applicable Borrower. The Borrowers shall pay each Lender the amount shown as due on any such certificate delivered by it within 10 days after the receipt of the same. In the event any Lender delivers such a certificate, the Company may, at its sole expense and effort, require such Lender to transfer and assign, without recourse (in accordance with Section 10.04) all its interests, rights and obligations under this Agreement to an assignee which shall assume such assigned obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided, however, that (i) such assignment shall not conflict with any law, rule or regulation or order of any Governmental Authority, (ii) the Company shall have received a written consent of the Agent in the case of an assignee that is not a Lender, which consent shall not unreasonably be withheld, and
(iii) the Company or such assignee shall have paid to the assigning Lender in immediately available funds the principal of and interest accrued to the date of such payment on the Loans made by it hereunder and all other amounts owed to it hereunder.

          (d) Failure on the part of any Lender to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital with respect to any period shall not constitute a waiver of such Lender's right to demand compensation with respect to such period or any other period.

          (e) Without prejudice to the survival of any other agreement contained herein, the agreements and obligations contained in this Section shall survive the payment in full of the principal of and interest on all Loans made hereunder.

          SECTION 2.14. Change in Legality. (a) Notwithstanding any other provision herein, if any change in any law or regulation or in the interpretation thereof by any Governmental Authority charged with the administration or interpretation thereof shall make it unlawful for any Lender to make or maintain any Eurocurrency Loan or Eurodollar Loan or to give effect to its obligations as contemplated hereby with respect to any Eurocurrency Loan or Eurodollar Loan, then, by written notice to the Company and to the Agent, such Lender may:

                  (i) declare that Eurocurrency Loans or Eurodollar Loans, as the case may be, shall not thereafter be made by such Lender hereunder, whereupon such Lender shall not submit a Competitive Bid in response to a request for Eurodollar Competitive Loans and any request by any Borrower for a Eurocurrency Loan or Eurodollar Standby Borrowing, as the case may be, shall, as to such Lender only, be deemed a request for an ABR Loan to the Company unless such declaration shall be subsequently withdrawn; and

                  (ii) require that all outstanding Eurocurrency Loans or Eurodollar Loans, as the case may be, made by it be converted to ABR Loans, in which event all such Eurocurrency Loans or Eurodollar Loans, as the case may be, shall be automatically converted to ABR Loans as of the effective date of such notice as provided in paragraph (b) below (such conversion to be made, in the case of a Eurocurrency Loan, into dollars at the applicable Spot Exchange Rate).

In the event any Lender shall exercise its rights under (i) or (ii) above, all payments and prepayments of principal which would otherwise have been applied to repay the Eurocurrency Loans or Eurodollar Loans, as the case may be, that would have been made by such Lender or the converted Eurocurrency Loans or Eurodollar Loans of such Lender shall instead be applied to repay the ABR Loans made by such Lender in lieu of, or resulting from the conversion of, such Eurocurrency Loans or Eurodollar Loans.

          (b) For purposes of this Section, a notice to the Company by any Lender shall be effective as to each Eurocurrency Loan or Eurodollar Loan, as the case may be, if lawful, on the last day of the Interest Period then applicable to such Eurocurrency Loan or Eurodollar Loan; in all other cases such notice shall be effective on the date of receipt by the Company.

          SECTION 2.15. Indemnity. The Borrowers shall, jointly and severally, indemnify each Lender against any loss or expense which such Lender may sustain or incur as a consequence of (a) any failure by any Borrower to fulfill on the date of any borrowing hereunder the applicable conditions set forth in Article IV, (b) any failure by any Borrower to borrow or to refinance any Loan hereunder after irrevocable notice of such borrowing or refinancing has been given pursuant to Section 2.03 or 2.04, (c) any payment, prepayment, assignment pursuant to Section 2.13(c), conversion of a Eurocurrency Loan or Eurodollar Loan pursuant to Section 2.14(a) or conversion of a Eurocurrency Loan, Eurodollar Loan, CD Loan or Fixed Rate Loan required by any other provision of this Agreement or otherwise made or deemed made on a date other than the last day of the Interest Period applicable thereto, (d) any default in payment or prepayment of the principal amount of any Loan or any part thereof or interest accrued thereon, as and when due and payable at the due date thereof (whether by scheduled maturity, acceleration, irrevocable notice of prepayment or otherwise) or (e) the occurrence of any Event of Default, including, in each such case, any loss or reasonable expense sustained or incurred or to be sustained or incurred in liquidating or employing deposits from third parties acquired to effect or maintain such Loan or any part thereof as a Eurocurrency Loan, Eurodollar Loan, CD Loan or Fixed Rate Loan. Such loss or reasonable expense shall include an amount equal to the excess, if any, as reasonably determined by such Lender, of
(i) its cost of obtaining the funds for the Loan being paid, prepaid, assigned, converted or not borrowed (based on the LIBO Rate or Adjusted CD Rate or, in the case of a Fixed Rate Loan, the fixed rate of interest applicable thereto) for the period from the date of such payment, prepayment, assignment, conversion or failure to borrow to the last day of the Interest Period for such Loan (or, in the case of a failure to borrow, the Interest Period for such Loan which would have commenced on the date of such failure) over (ii) the amount of interest (as reasonably determined by such Lender) that would be realized by such Lender in reemploying the funds so paid, prepaid, assigned, converted or not borrowed for such period or Interest Period, as the case may be. A certificate of any Lender setting forth any amount or amounts which such Lender is entitled to receive pursuant to this Section and evidencing a loss suffered by such Lender of such amount or amounts shall be delivered to the Company.

          SECTION 2.16. Pro Rata Treatment. Except as required under Section 2.14, each Standby Borrowing, each payment or prepayment of principal of any Standby Borrowing, each payment of interest on the Standby Loans, each payment of the Facility Fees, each reduction of the Commitments and each refinancing of any Borrowing with a Standby Borrowing of any Type, shall be allocated pro rata among the Lenders in accordance with their respective Commitments (or, if such Commitments shall have expired or been terminated, in accordance with the respective principal amounts of their outstanding Standby Loans). Each payment of principal of any Competitive Borrowing shall be allocated pro rata among the Lenders participating in such Borrowing in accordance with the respective principal amounts of their outstanding Competitive Loans comprising such Borrowing. Each payment of interest on any Competitive Borrowing shall be allocated pro rata among the Lenders participating in such Borrowing in accordance with the respective amounts of accrued and unpaid interest on their outstanding Competitive Loans comprising such Borrowing. For purposes of determining the available Commitments of the Lenders at any time, each outstanding Competitive Borrowing shall be deemed to have utilized the Commitments of the Lenders (including those Lenders which shall not have made Loans as part of such Competitive Borrowing) pro rata in accordance with such respective Commitments. Each Lender agrees that in computing such Lender's portion of any Borrowing to be made hereunder, the Agent may, in its discretion, round each Lender's percentage of such Borrowing to the next higher or lower whole dollar amount.

          SECTION 2.17. Sharing of Setoffs. Each Lender agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim against any Borrower or the Company (in its capacity as guarantor pursuant to Article
IX), or pursuant to a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means (other than an assignment pursuant to Section 2.13(c) or 10.04), obtain payment (voluntary or involuntary) in respect of any Standby Loan as a result of which the unpaid principal portion of its Standby Loans shall be proportionately less than the unpaid principal portion of the Standby Loans of any other Lender, it shall be deemed simultaneously to have purchased from such other Lender at face value, and shall promptly pay to such other Lender the purchase price for, a participation in the Standby Loans of such other Lender, so that the aggregate unpaid principal amount of the Standby Loans and participations in the Standby Loans held by each Lender shall be in the same proportion to the aggregate unpaid principal amount of all Standby Loans then outstanding as the principal amount of its Standby Loans prior to such exercise of banker's lien, setoff or counterclaim or other event was to the principal amount of all Standby Loans outstanding prior to such exercise of banker's lien, setoff or counterclaim or other event; provided, however, that, if any such purchase or purchases or adjustments shall be made pursuant to this Section and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustment restored without interest. Each Borrower expressly consents to the foregoing arrangements and agrees that any Lender holding a participation in a Standby Loan deemed to have been so purchased may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by such Borrower to such Lender by reason thereof as fully as if such Lender had made a Standby Loan directly to such Borrower in the amount of such participation.

          SECTION 2.18. Payments. (a) Each Borrower shall make each payment of principal of and interest on the Loans and any other amounts hereunder and under any other Loan Document to such account of the Agent as the Agent shall have specified, not later than 10:30 a.m., local time, at the place of payment, on the date when due, in the currency in which such Loan was made and in federal funds or such other immediately available funds as may then be customary for the settlement of international transactions in the relevant currency at such place. Each Borrower shall make each payment of Fees not later than 12:00 noon, New York time, on the date when due in dollars in immediately available funds to the Agent at its address referred to in Section 10.01.

          (b) Whenever any payment (including principal of or interest on any Borrowing or any Fees or other amounts) hereunder or under any other Loan Document shall become due, or otherwise would occur, on a day that is not a Business

Day, such payment may (except as otherwise provided in the definition of "Interest Period") be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or Fees, if applicable.

          SECTION 2.19. Taxes. (a) Any and all payments by any Borrower hereunder shall be made, in accordance with Section 2.18, free and clear of and without deduction for any and all present or future taxes, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on the Agent's or any Lender's (or any transferee's or assignee's, including a participation holder's (any such entity a "Transferee")) net income and franchise taxes imposed on the Agent or any Lender (or Transferee) by any jurisdiction or any political subdivision thereof (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If any Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to the Lenders (or any Transferee) or the Agent, (i) the sum payable shall be increased by the amount necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) such Lender (or Transferee) or the Agent (as the case may be) shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make such deductions and (iii) such Borrower shall pay the full amount deducted to the relevant taxing authority or other Governmental Authority in accordance with applicable law.

          (b) In addition, the Borrowers shall, jointly and severally, pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "Other Taxes").

          (c) The Borrowers shall, jointly and severally, indemnify each Lender (or Transferee) and the Agent for the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by such Lender (or Transferee) or the Agent, as the case may be, and any liability (including penalties, interest and reasonable out-of-pocket expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted by the relevant taxing authority or other Governmental Authority. Such indemnification shall be made within 30 days after the date any Lender (or Transferee) or the Agent, as the case may be, makes written demand therefor, which demand may be made after such Lender (or Transferee) or the Agent, in its sole discretion (reasonably exercised) and at the sole expense of the applicable Borrower, determines to challenge or contest such assertion of Taxes or Other Taxes. After the applicable Borrower makes full payment to the Lender (or Transferee) or the Agent with respect to such indemnification for Taxes or Other Taxes asserted, if such Lender (or Transferee) or the Agent believes in its sole discretion that reasonable grounds exist to challenge or contest the Taxes or Other Taxes imposed, then such Lender (or Transferee) or the Agent, as the case may be, shall so contest or challenge in good faith the Taxes or Other Taxes asserted, which contest or challenge shall be at the sole expense of such Borrower. If a Lender (or Transferee) or the Agent shall become aware that it is entitled to receive a refund in respect of Taxes or Other Taxes, it shall promptly notify the applicable Borrower of the availability of such refund and shall, within 30 days after receipt of a request by such Borrower, apply for such refund at the Company's reasonable out-of-pocket expense. If any Lender (or Transferee) or the Agent receives a refund in respect of any Taxes or Other Taxes for which such Lender (or Transferee) or the Agent has received payment from any Borrower hereunder it shall promptly notify such Borrower of such refund and shall promptly upon receipt repay such refund to such Borrower, net of all out-of-pocket expenses of such Lender and without interest; provided, however, that such Borrower, upon the request of such Lender (or Transferee) or the Agent, agrees to return such refund (plus penalties, interest or other charges) to such Lender (or Transferee) or the Agent in the event such Lender (or Transferee) or the Agent is required to repay such refund.

          (d) Within 30 days after the date of any payment of Taxes or Other Taxes withheld by any Borrower in respect of any payment to any Lender (or Transferee) or the Agent, such Borrower will furnish to the Agent, at its address referred to in Section 10.01, the original or a certified copy of a receipt evidencing payment thereof.

          (e) Without prejudice to the survival of any other agreement contained herein, the agreements and obligations contained in this Section shall survive the payment in full of the principal of and interest on all Loans made hereunder.

          (f) On or before the date it becomes a party to this Agreement and from time to time thereafter as renewals are due and upon any change in status rendering any certificate or documents previously delivered pursuant to this
Section 2.19(f) invalid or inaccurate, each Lender (or Transferee) that is organized outside the United States or Germany shall (but (x) in the case of a Transferee or (y) in the case of a Lender with respect to any renewal or change in status, only if legally able to do so) upon written request of a Borrower, deliver to such Borrower such certificates, documents or other evidence, as specified by such Borrower and, as the case may be, required by (A) in the case of a Borrower organized in the United States and a non-United States Lender, the Code or Treasury Regulations issued pursuant thereto, including Internal Revenue Service Form 1001 or Form 4224 and any other certificate or statement of exemption required by Treasury Regulation Section 1.1441-1(a) or Section 1.1441-6(c) or any subsequent version thereof, or (B) in the case of a Borrower in Germany and a non-German Lender, such forms that may be required under the laws, regulations, official interpretations or treaties (the "Controlling Tax Laws") enacted by, made or entered into with Germany, in each case properly completed and duly executed by such Lender (or Transferee) establishing that such payment is, as the case may be, (i) not subject to withholding under the Code because such payment is effectively connected with the conduct by such Lender (or Transferee) of a trade or business in the United States, (ii) totally exempt from United States tax under a provision of an applicable tax treaty or
(iii) exempt from German withholding tax under the Controlling Tax Laws of Germany. Unless the Borrowers and the Agent have received forms or other documents satisfactory to them indicating that payments hereunder are not subject to United States or German withholding tax, as the case may be, or are subject to such tax at a rate reduced by an applicable tax treaty, the Borrowers or the Agent shall withhold taxes from such payments at the applicable statutory rate in the case of payments to or for any Lender (or Transferee) or assignee organized under the laws of a jurisdiction outside the United States or Germany, as the case may be.

          (g) A Borrower shall not be required to pay any additional amounts to any Lender (or Transferee) in respect of United States withholding tax or German withholding tax pursuant to Section 2.19(a) if the obligation to pay such additional amounts would not have arisen but for a failure by such Lender (or Transferee) to comply with the provisions of Section 2.19(f) unless such failure results from (i) a change in applicable law, regulation or official interpretation thereof or (ii) an amendment, modification or revocation of any applicable tax treaty or a change in official position regarding the application or interpretation thereof, in each case after the Amendment Effective Date (and, in the case of a Transferee, after the date of assignment or transfer); provided, however, that the Borrowers shall be required to pay those amounts to any Lender (or Transferee) that it was required to pay hereunder prior to the failure of such Lender (or Transferee) to comply with the provisions of Section 2.19(f).

          (h) Any Lender (or Transferee) claiming any additional amounts payable pursuant to this Section shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document in a timely manner requested by the Company or to change the jurisdiction of its applicable lending office if the making of such a filing or change would avoid the need for or reduce the amount of any such additional amounts which may thereafter accrue and would not, in the sole and reasonable determination of such Lender, be otherwise disadvantageous to such Lender (or Transferee).


ARTICLE III.  REPRESENTATIONS AND WARRANTIES

          The Company represents and warrants to each of the Lenders that:

          SECTION 3.01. Organization; Powers. Each of the Company and the Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (c) is qualified to do business in every jurisdiction where such qualification is required, except where the failure so to qualify would not result in a Material Adverse Effect, and (d) in the case of each of the Borrowers (including by the Company in its capacity as guarantor pursuant to Article IX), has the power and authority to execute, deliver and perform its obligations under each of the Loan Documents and each other agreement or instrument contemplated thereby to which it is or will be a party and, in the case of each of the Borrowers, to borrow hereunder. Each Borrowing Subsidiary, at the time it becomes a Borrowing Subsidiary and at all times thereafter, will have the power and authority to execute and deliver the Borrowing Subsidiary Agreement delivered by it and to perform its obligations thereunder and under the other Loan Documents and each other agreement or instrument contemplated thereby to which it is or will be a party and to borrow hereunder.

          SECTION 3.02. Authorization. The execution, delivery and performance by each of the Borrowers (including by the Company in its capacity as guarantor pursuant to Article IX) of each of the Loan Documents to which it is a party and the borrowings hereunder by each of the Borrowers (collectively, the "Transactions") (a) have been (or, in the case of any Loan Documents delivered by any Borrowing Subsidiary, will be at the time they are delivered) duly authorized by all requisite action, including, if required, stockholder action on the part of each of the Borrowers (including on the part of the Company in its capacity as guarantor pursuant to Article IX) or the applicable Borrowing Subsidiary, as the case may be, and (b) will not (i) violate (A) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of the Company or any Subsidiary, (B) any order of any Governmental Authority or (C) any provision of any indenture, agreement or other instrument to which the Company or any Subsidiary is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Company or any Subsidiary.

          SECTION 3.03. Enforceability. This Agreement has been duly executed and delivered by each of the Borrowers (including by the Company in its capacity as guarantor pursuant to Article IX) and constitutes, and each other Loan Document when executed and delivered by each of the Borrowers (including by the Company in its capacity as guarantor pursuant to Article IX) will constitute, a legal, valid and binding obligation of each Borrower (including of the Company in its capacity as guarantor pursuant to Article IX) enforceable against each Borrower including against the

Company (in its capacity as guarantor pursuant to Article IX) in accordance with its terms.

          SECTION 3.04. Governmental Approvals. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the Transactions, except such as have been made or obtained and are in full force and effect.

          SECTION 3.05. Financial Statements. The Company has heretofore furnished to the Lenders the consolidated balance sheets and statements of income and cash flow of the Company, Manor HealthCare and Choice Hotels International as of and for the fiscal year ended May 31, 1995, audited by and accompanied by the opinion of Arthur Andersen & Co., independent public accountants, in the case of the Company, and certified by its chief financial officer, in the case of each of Manor HealthCare and Choice Hotels International. Such financial statements and monthly summaries of pretax income or loss present fairly the financial condition and results of operations of the Company and its consolidated subsidiaries as of such dates and for such periods. Such balance sheets and the notes thereto disclose all material liabilities, direct or contingent, of the Company and its consolidated subsidiaries as of the dates thereof. Such financial statements and monthly summaries of pretax income or loss were prepared in accordance with GAAP applied on a consistent basis.

          SECTION 3.06. No Material Adverse Change. As of the date hereof, there has been no material adverse change in the business, assets, property or condition, financial or otherwise, of the Company and the Subsidiaries, taken as a whole, since May 31, 1995 (it being understood that changes in general economic conditions shall not be deemed to constitute such a material adverse change).

          SECTION 3.07. Title to Properties; Possession Under Leases. (a) Each of the Company and the Subsidiaries has good and marketable title to, or valid leasehold interests in, all its material properties and assets, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties and assets for their intended purposes. All such material properties and assets are free and clear of Liens, other than Liens expressly permitted by Section 6.02.

          (b) Each of the Company and the Subsidiaries has complied with all material obligations under all material leases to which it is a party and all such leases are in full force and effect. Each of the Company and the Subsidiaries enjoys peaceful and undisturbed possession under all such material leases.

          SECTION 3.08. Subsidiaries. Schedule 3.08 sets forth as of the date hereof a list of all Subsidiaries of the Company and the percentage ownership interest of the Company therein.

          SECTION 3.09. Litigation; Compliance with Laws. (a) There are not any actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any business, property or rights of any such person (i) which involve any Loan Document or the Transactions (excluding any such actions, suits or proceedings threatened by the Lenders or the Agent) or (ii) as to which there is a reasonable probability of an adverse determination and which, if such probable adverse determination occurred, could, individually or in the aggregate, reasonably be anticipated to result in a Material Adverse Effect.

          (b) To the best knowledge of the Company, neither the Company nor any of the Subsidiaries is in violation of any law, rule or regulation, or in default with respect to any judgment, writ, injunction or decree of any Governmental Authority, where such violation or default could reasonably be anticipated to result in a Material Adverse Effect.

          SECTION 3.10. Agreements. (a) Neither the Company nor any of the Subsidiaries is a party to any agree- ment or instrument or subject to any corporate or other restriction that has resulted or could reasonably be anticipated to result in a Material Adverse Effect.

          (b) Neither the Company nor any of its Subsidiaries is in default in any manner under any provision of any indenture or other agreement or instrument evidencing Indebtedness, or any other material agreement or instrument to which it is a party or by which it or any of its properties or assets are or may be bound, where such default could reasonably be anticipated to result in a Material Adverse Effect.

          SECTION 3.11. Federal Reserve Regulations. (a) Neither the Company nor any of the Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

          (b) No part of the proceeds of any Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, (i) to purchase or carry Margin Stock or to extend credit to others for the purpose of purchasing or carrying Margin Stock or to refund indebtedness originally incurred for such purpose, or (ii) for any purpose which entails a violation of, or which is inconsistent with, the provisions of the Regulations of the Board, including Regulation G, U or X.

          SECTION 3.12. Investment Company Act; Public Utility Holding Company Act. Neither the Company nor any Subsidiary is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

          SECTION 3.13. Use of Proceeds. The Borrowers will use the proceeds of the Loans only for the purposes specified in the preamble to this Agreement.

          SECTION 3.14. Tax Returns. Each of the Company and the Subsidiaries has filed or caused to be filed all Federal, state, local and foreign tax returns required to have been filed by it and has paid or caused to be paid all taxes shown to be due and payable on such returns or on any assessments received by it, except taxes that are being contested in good faith by appropriate proceedings and for which the Company or such Subsidiary shall have set aside on its books adequate reserves.

          SECTION 3.15. No Material Misstatements. No information, report, financial statement, exhibit or schedule furnished by or on behalf of any Borrower to the Agent or any Lender in connection with the negotiation of any Loan Document or included therein or delivered pursuant thereto contained, contains or will contain any material misstatement of fact or omitted, omits or will omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were, are or will be made, not misleading.

          SECTION 3.16. Employee Benefit Plans. Each of the Company and its ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the regulations and published interpretations there-under. No Reportable Event has occurred as to which the Company or any ERISA Affiliate was required to file a report with the PBGC, and the present value of all benefit liabilities under each Plan (based on those assumptions used to fund such Plan) did not, as of the last annual valuation date applicable thereto, exceed by more than $5,000,000 the value of the assets of such Plan. Neither the Company nor any ERISA Affiliate has incurred any Withdrawal Liability which remains unpaid and that could result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization or has been terminated within the meaning of Title IV of ERISA, and to the best knowledge of the Company no Multiemployer Plan is reasonably expected to be in reorganization or to be terminated, where such reorganization or termination has resulted or could reasonably be expected to result, through increases in the contributions required to be made to such Plan or otherwise, in a Material Adverse Effect.

          SECTION 3.17. Environmental Matters. The Company and each Subsidiary has complied in all material respects with all Federal, state, local and other statutes, ordinances, orders, judgments, rulings and regulations relating to environmental pollution or to environmental regulation or control or to employee health or safety. Neither the Company nor any Subsidiary has received notice of any failure so to comply. The Company's and the Subsid- iaries' facilities do not manage any hazardous wastes, hazardous substances, hazardous materials, toxic substances, toxic pollutants or substances similarly denominated, as those terms or similar terms are used in the Resource Conservation and Recovery Act, the Comprehensive Environmental Response Compensation and Liability Act, the Hazardous Materials Transportation Act, the Toxic Substance Control Act, the Clean Air Act, the Clean Water Act or any other applicable law, in material violation of any such law or any regulations promulgated pursuant thereto.

          SECTION 3.18. Solvency. As of the date of and after giving effect to the Distribution:

                  (a) The fair salable value of the assets of each Borrower and each Significant Subsidiary will exceed the amount that will be required to be paid on or in respect of the existing debts and other liabilities of such Borrower or Significant Subsidiary as such debts and liabilities become absolute and mature.

                  (b) The assets of each Borrower and each Significant Subsidiary will not constitute unreasonably small capital for such Borrower or Significant Subsidiary to carry out its businesses as now conducted and as proposed to be conducted including the capital needs of such Borrower or Significant Subsidiary, taking into account the particular capital requirements of the business conducted by such Borrower or Significant Subsidiary and projected capital requirements and capital availability thereof.

                  (c) None of the Borrowers or Significant Subsidiaries intends to incur debts or liabilities beyond its ability to pay such debts and liabilities as they mature, taking into account the timing and amounts of cash to be received by it, and of amounts to be payable on or in respect of its debts and liabilities. The cash flow of each Borrower and each Significant Subsidiary, after taking into account all anticipated uses of the cash of such Borrower or such Significant Subsidiary, will at all times be sufficient to pay all such amounts on or in respect of debt and liabilities of such Borrower or such Significant Subsidiary when such amounts are required to be paid.


ARTICLE IV.  CONDITIONS OF LENDING

          The effectiveness of this Agreement and the obligations of the Lenders to make Loans hereunder are subject to the satisfaction of the following conditions:

          SECTION 4.01. All Borrowings. On the date of each Borrowing, including each Borrowing in which Loans are refinanced with new Loans as contemplated by
Section 2.05:

                  (a) The Agent shall have received a notice of such Borrowing as required by Section 2.03 or Section 2.04, as applicable.

                  (b) The representations and warranties set forth in Article III hereof (except (i) in the case of a refinancing of a Standby Borrowing with a new Standby

         Borrowing that does not increase the aggregate principal amount of the Loans of any Lender outstanding, the representation set forth in
         Section 3.09(a), and (ii) in the case of a refinancing of a Competitive Borrowing with a Standby Borrowing that does not increase the aggregate principal amount of the Loans outstanding, the representation set forth in Section 3.09(a), provided that the exception contained in this clause (ii) shall be applicable only if, on the date of the applicable Competitive Borrowing, the Borrower satisfied all conditions for the making of a new Standby Borrowing that did not refinance an existing Standby Borrowing) shall be true and correct in all material respects on and as of the date of such Borrowing with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

                  (c) Each Borrower shall be in compliance with all the terms and provisions set forth herein and in each other Loan Document on its part to be observed or performed, and at the time of and immediately after such Borrowing no Event of Default or Default shall have occurred and be continuing.

Each Borrowing shall be deemed to constitute a representation and warranty by the Company on the date of such Borrowing as to the matters specified in paragraphs (b) and (c) of this Section 4.01.

          SECTION 4.02. First Borrowing. On the Amendment Effective Date:


                  (a) All legal matters incident to this Agreement and the borrowings hereunder shall be satisfactory to the Lenders and their counsel and to Cravath, Swaine & Moore, counsel for the Agent.

                  (b) The Agent shall have received (i) a copy of all amendments to the certificate or articles of incorporation (or analogous documents) of each of the Borrowers, since December 1, 1994, certified as of a recent date by the Secretary of State (or other appropriate Governmental Authority) of the state (or country) of its organization or such other evidence as is reasonably satisfactory to the Agent; (ii) a certif-icate as to the good standing (or other analogous certification to the extent available) of each of the Borrowers as of a recent date, from the appropriate Secretary of State (or other appropriate Governmental Authority) or such other evidence as is reasonably satisfactory to the Agent; (iii) a certificate of the Secretary or Assistant Secretary of each of the Borrowers dated the Amendment Effective Date and certifying
         (A) that attached thereto is a true and complete copy of the by-laws (or such other analogous documents to the extent available) of such Borrower as in effect on the Amendment Effective Date and at all times since a date prior to the date of the resolutions described in clause
         (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Borrower authorizing the execution, delivery and performance of the Loan Documents and the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation (or analogous documents) of such Borrower have not been amended since the date of the last amendment thereto shown on the certificate of good standing (or other analogous certification or such other evidence reasonably satisfactory to the Agent) furnished pursuant to clause (i) or (ii) above, and (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Borrower; (iv) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to (iii) above; and (v) such other documents as the Lenders or their counsel or Cravath, Swaine & Moore, counsel for the Agent, may reasonably request.

                  (c) The Agent shall have received a certificate of each of the Borrowers, dated the Amendment Effective Date and signed, in the case of the Company, by a Financial Officer of the Company, and, in the case of each Borrower other than the Company, a Responsible Officer of such Borrower, confirming compliance with the conditions precedent set forth in paragraphs (b) and (c) of Section 4.01.

                  (d) The Agent shall have received all Fees and other amounts due and payable on or prior to the Amendment Effective Date.

                  (e) The amendment agreement dated as of the date hereof among the Borrowers, the Agent and the lenders named therein, shall have been executed and delivered to the Agent.

          SECTION 4.03. First Borrowing by Each Borrowing Subsidiary. The obligations of the Lenders to make Loans to each Borrowing Subsidiary hereunder on the first date on which Loans are made to such Borrowing Subsidiary are subject to the following additional conditions precedent:

                  (a) The Agent shall have received a favorable written opinion of James H. Rempe, Esq., General Counsel for the Company or other counsel satisfactory to the Lenders, dated the date of such Loans, addressed to the Lenders and satisfactory to Cravath, Swaine & Moore, counsel for the Agent, to the effect set forth in Exhibit D-2.

                  (b) All legal matters incident to this Agreement and the borrowings hereunder shall be satisfactory to Cravath, Swaine & Moore, counsel for the Agent.

                  (c) The Agent shall have received (i) a copy of the certificate or articles of incorporation (or analogous documents), including all amendments thereto, of such Borrowing Subsidiary, certified as of a recent date by the Secretary of State (or other appropriate Governmental Authority) of the state (or country) of its organization or such other evidence as is reasonably satisfactory to the Agent; (ii) a certificate of good standing (or other analogous certification to the extent available) of such Borrowing Subsidiary as of a recent date, from such Secretary of State (or other appropriate Governmental Authority) or such other evidence as is reasonably satisfactory to the Agent; (iii) a certificate of the Secretary or an Assistant Secretary of such Borrowing Subsidiary dated the date on which such Loans are to be made and certifying (A) that attached thereto is a true and complete copy of the by-laws (or such other analogous documents to the extent available) of such Borrowing Subsidiary as in effect on the date of such certificate and at all times since a date prior to the date of the resolution of such Borrowing Subsidiary described in item
         (B) below, (B) that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of such Borrowing Subsidiary authorizing the execution, delivery and performance of the Borrowing Subsidiary Agreement delivered by such Borrowing Subsidiary and the borrowings hereunder by such Borrowing Subsidiary, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation (or other analogous documents) of such Borrowing Subsidiary have not been amended since the date of the last amendment thereto shown on the certificate of good standing (or other analogous certification or such other evidence reasonably satisfactory to the Agent) furnished pursuant to clause (i) or (ii) above, and (D) as to the incumbency and specimen signature of each officer of such Borrowing Subsidiary executing the Borrowing Subsidiary Agreement delivered by such Borrowing Subsidiary or any other document delivered in connection herewith or therewith; (iv) a certificate of another officer of such Borrowing Subsidiary as to the incumbency and signature of the Secretary or such Assistant Secretary of such Borrowing Subsidiary executing the certificate pursuant to (iii) above; and (v) such other documents as the Lenders or Cravath, Swaine & Moore, counsel for the Agent, may reasonably request.

                  (d) Each Lender shall have received a copy of the Borrowing Subsidiary Agreement executed by such Borrowing Subsidiary.

                  (e) The Lenders shall have received a certificate of such Borrowing Subsidiary, dated such date and signed by a Responsible Officer of such Borrowing Subsidiary, confirming compliance with the conditions precedent set forth in paragraphs (b) and (c) of Section 4.01.

                  (f) The Agent shall have received all Fees and other amounts due and payable on or prior to such date.

          Upon the satisfaction of the conditions precedent set forth in this Section, such Borrowing Subsidiary shall become a Borrower hereunder with the same force and effect as if originally named as a Borrower hereunder. The rights and obligations of each Borrower hereunder shall remain in full force and effect notwithstanding the addition of any new Borrower as a party to this Agreement.


ARTICLE V.  AFFIRMATIVE COVENANTS

          The Company covenants and agrees with each Lender that, so long as this Agreement shall remain in effect or the principal of or interest on any Loan, any Fees or any other expenses or amounts payable under any Loan Document shall be unpaid, unless the Required Lenders shall otherwise consent in writing, the Company shall, and shall cause each of the Subsidiaries to:

          SECTION 5.01. Existence; Businesses and Properties. (a) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, except as otherwise expressly permitted under
Section 6.05.

          (b) Do or cause to be done all things necessary to obtain, preserve, renew, extend and keep in full force and effect the rights, licenses, permits, franchises, authorizations, patents, copyrights, trademarks and trade names material to the conduct of its business; maintain and operate such business in substantially the manner in which it is presently conducted and operated (except for the Distribution); comply in all material respects with all applicable laws, rules, regulations and orders of any Governmental Authority, whether now in effect or hereafter enacted; and at all times maintain and preserve all property material to the conduct of such business and keep such property in good repair, working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times.

          SECTION 5.02. Insurance. Keep its insurable properties adequately insured at all times by financially sound and reputable insurers; maintain such other insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies in the same or similar businesses, including public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by it; and maintain such other insurance as may be required by law.

          SECTION 5.03. Obligations and Taxes. Pay its Indebtedness and other obligations promptly and in accordance with their terms and pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default, as well as all lawful and valid claims for labor, materials and supplies or otherwise which, if unpaid, might give rise to a Lien upon such properties or any part thereof; provided, however, that such payment and discharge shall not be required with respect to any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and the Company or such Subsidiary shall have set aside on its books adequate reserves with respect thereto.

          SECTION 5.04. Financial Statements, Reports, etc. In the case of the Company, furnish to the Agent and each Lender:

                  (a) within 100 days after the end of each fiscal year, its audited consolidated balance sheets and related statements of income and cash flow, showing the financial condition of the Company and its consolidated subsidiaries as of the close of such fiscal year and the results of its operations and the operations of such subsidiaries during such year, all audited by Arthur Andersen & Co. or other independent public accountants of recognized national standing acceptable to the Required Lenders and accompanied by an opinion of such accountants (which shall not be qualified in any material respect) to the effect that such consolidated financial statements fairly present the financial condition and results of operations of the Company on a consolidated basis in accordance with GAAP consistently applied;

                  (b) within 50 days after the end of each of the first three fiscal quarters of each fiscal year, its unaudited consolidated balance sheets and related statements of income and cash flow, showing the financial condition of the Company and its consolidated subsidiaries as of the close of such fiscal quarter and the results of its operations and the operations of such subsidiaries during such fiscal quarter and the then elapsed portion of the fiscal year, all certified by one of its Financial Officers as fairly presenting the financial condition and results of operations of the Company on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments;

                  (c) concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate of the accounting firm or Financial Officer opining on or certifying such statements (which certificate, when furnished by an accounting firm, may be limited to accounting matters and disclaim responsibility for legal interpretations) (i) certifying that no Event of Default or Default has occurred or, if such an Event of Default or Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and (ii) setting forth computations in reasonable detail satisfactory to the Agent demonstrating compliance with the covenants contained in Sections 6.06, 6.11, 6.12 and 6.13;

                  (d) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by it with the Securities and Exchange Commission, or any Governmental Authority succeeding to any of or all the functions of said Commission, or with any national securities exchange, or distributed to its shareholders, as the case may be; and

                  (e) promptly, from time to time, such other information regarding the operations, business affairs and financial condition of the Company or any Subsidiary, or compliance with the terms of any Loan Document, as the Agent or any Lender may reasonably request.

          SECTION 5.05. Litigation and Other Notices. Furnish to the Agent and each Lender prompt written notice of the following:

                  (a) any Event of Default or Default, specifying the nature and extent thereof and the corrective action (if any) proposed to be taken with respect thereto;

                  (b) the filing or commencement of, or any threat or notice of intention of any person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority, against the Company or any Affiliate thereof as to which there is a reasonable probability of an adverse determination and which, if such probable adverse determination occurred, could reasonably be anticipated to result in a Material Adverse Effect; and

                  (c) any development that has resulted in, or could reasonably be anticipated to result in, a Material Adverse Effect.

          SECTION 5.06. ERISA. (a) Comply in all material respects with the applicable provisions of ERISA and (b) furnish to the Agent and each Lender (i) as soon as possible, and in any event within 30 days after any Responsible Officer of the Company or any ERISA Affiliate either knows or has reason to know that any Reportable Event has occurred that alone or together with any other Reportable Event could reasonably be expected to result in liability of the Company or any ERISA Affiliate to the PBGC in an aggregate amount exceeding $5,000,000, a statement of a Financial Officer setting forth details as to such Reportable Event and the action proposed to be taken with respect thereto, together with a copy of the notice, if any, of such Reportable Event given to the PBGC, (ii) promptly after receipt thereof, a copy of any notice the Company or any ERISA Affiliate may receive from the PBGC relating to the intention of the PBGC to terminate any Plan or Plans (other than a Plan maintained by an ERISA Affiliate which is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the Code) or to appoint a trustee to administer any Plan or Plans, (iii) within 10 days after the due date for filing with the PBGC pursuant to Section 412(n) of the Code of a notice of failure to make a required installment or other payment with respect to a Plan, a statement of a Financial Officer setting forth details as to such failure and the action proposed to be taken with respect thereto, together with a copy of such notice given to the PBGC and (iv) promptly and in any event within 30 days after receipt thereof by the Company or any ERISA Affiliate from the sponsor of a Multiemployer Plan, a copy of each notice received by the Company or any ERISA Affiliate concerning (A) the imposition of Withdrawal Liability in excess of $500,000 or (B) a determination that a Multiemployer Plan is, or is expected to be, terminated or in reorganization, in each case within the meaning of Title IV of ERISA.

          SECTION 5.07. Maintaining Records; Access to Properties and Inspections. Maintain all financial records in accordance with GAAP consistently applied and upon reasonable notice by any Lender permit any representatives designated by such Lender, subject to Section 10.17 of this Agreement, to visit and inspect the financial records and the properties of the Company or any Subsidiary at reasonable times and as often as requested and to make extracts from and copies of such financial records, and permit any representatives designated by any Lender to discuss the affairs, finances and condition of the Company or any Subsidiary with the officers thereof and independent accountants therefor.

          SECTION 5.08. Use of Proceeds. Use the proceeds of the Loans only for the purposes set forth in the preamble to this Agreement.

          SECTION 5.09. Ownership. Subject to Section 6.05, maintain Manor HealthCare as a wholly owned Subsidiary. Prior to the date of the Distribution, maintain Quality Hotels as a wholly owned Subsidiary, except that shares representing up to 10% of the shares of any class of the capital stock of Quality Hotels (but not representing more than 10% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of Quality Hotels) may be sold to certain members of management, and maintain Choice Hotels International as a Subsidiary in which the Company owns shares representing not less than 88.9% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of Choice Hotels International. Prior to the date of the Distribution, continue to own, directly or indirectly, the operations of Choice Hotels International substantially as they exist on the date hereof.

          SECTION 5.10. Spin-Off Transactions. (a) The Borrowers will not permit the Distribution, and the transactions related thereto, to differ materially from the description thereof in the Form 10 in any manner that would materially adversely affect the rights or interests of the Lenders or the creditworthiness of the Borrowers.

          (b) The Borrowers will make such prepayments as are necessary so that, immediately prior to the

Distribution, no Loans made to such Borrowers (other than the Company or Manor Healthcare), nor other amounts due in connection therewith, remain outstanding.


ARTICLE VI.  NEGATIVE COVENANTS

          The Company covenants and agrees with each Lender and the Agent that, so long as this Agreement shall remain in effect or the principal of or interest on any Loan, any Fees or any other expenses or amounts payable under any Loan Document shall be unpaid, unless the Required Lenders shall otherwise consent in writing, the Company shall not, and shall not cause or permit any of the Subsidiaries to:

          SECTION 6.01. Indebtedness. Incur, create, assume or permit to exist any Indebtedness, except (without duplication):

                  (a) Indebtedness existing on the date hereof and set forth in
         Schedule 6.01(a) and any extensions, renewals or replacements of existing mortgages and Capital Lease Obligations; provided, however, that (i) the principal amount of any such extension, renewal or replacement shall not exceed the principal amount of the mortgage or Capital Lease Obligation so extended, renewed or replaced, (ii) the mortgage or Capital Lease Obligation so extended, renewed or replaced shall not be secured by any property or asset that was not already pledged to secure the existing mortgage or Capital Lease Obligation, and (iii) such extension, renewal or replacement is not on terms materially more restrictive to the Company or its Subsidiaries or materially less favorable to the Lenders than the mortgage or Capital Lease Obligation so extended, renewed or replaced;

                  (b) Indebtedness represented by the Loan Documents; provided, however, that Indebtedness consisting of commercial paper of the Company may also be incurred pursuant to this clause (b) to the extent the sum of such Indebtedness and the aggregate principal amount of Loans then outstanding do not exceed the Total Commitment at such time (subject to Section 6.01(m) to the extent in excess of $250,000,000).

                  (c) Indebtedness incurred upon the acquisition of any property or asset secured by Liens on such property or asset in accordance with
         Section 6.02(b); provided, however, that the amount of such Indebtedness shall not exceed the purchase price of any such property or asset;

                  (d) Indebtedness secured by Liens permitted under
         Section 6.02(i), 6.02(j) or 6.02(m);

                  (e) Indebtedness of Subsidiaries existing at the time they are acquired by the Company and not incurred in contemplation of such acquisition;

                  (f) other Indebtedness of Subsidiaries not prohibited by Section 6.09;

                  (g) at any time prior to the Distribution, Indebtedness of (i) the Company to any wholly owned Subsidiary, Choice Hotels International or Quality Hotels; (ii) any wholly owned Subsidiary, Choice Hotels International or Quality Hotels to the Company; (iii) any Subsidiary (other than the Pharmacy Subsidiary), Choice Hotels International or Quality Hotels to any wholly owned Subsidiary (or to Choice Hotels International or Quality Hotels); and (iv) the Pharmacy Subsidiary to the Company and Manor HealthCare, as applicable, incurred pursuant to or in connection with the Pharmacy Subsidiary Agreements in an aggregate principal amount not to exceed $60,000,000 outstanding at any time, or the Company and Manor HealthCare, as applicable, to the Pharmacy Subsidiary (for the purposes of this clause (g), "wholly owned Subsidiary" includes any wholly owned subsidiary of Choice Hotels International and/or Quality Hotels, any Subsidiary that would otherwise constitute a wholly owned Subsidiary but for directors' qualifying shares or similar matters, and any Subsidiary the only direct shareholders, members or participants in which are wholly owned Subsidiaries, Choice Hotels International or Quality Hotels);

                  (h) at any time following the Distribution, Indebtedness of
         (i) the Company to any wholly owned Subsidiary; (ii) any wholly owned Subsidiary to the Company; (iii) any Subsidiary (other than the Pharmacy Subsidiary) to any wholly owned Subsidiary; and (iv) the Pharmacy Subsidiary to the Company and Manor

         HealthCare, as applicable, incurred pursuant to or in connection with the Pharmacy Subsidiary Agreements in an aggregate principal amount not to exceed $60,000,000 outstanding at any time, or the Company and Manor HealthCare, as applicable, to the Pharmacy Subsidiary (for the purposes of this clause (g), "wholly owned Subsidiary" includes any Subsidiary that would otherwise constitute a wholly owned Subsidiary but for directors' qualifying shares or similar matters, and any Subsidiary the only direct shareholders, members or participants in which are wholly owned Subsidiaries);

                  (i) Indebtedness represented by notes or letters of credit issued for the account of the Company or any Subsidiary in connection with insurance policies and in a form substantially similar to the notes or letters of credit issued for the account of the Company or any Subsidiary set forth in Schedule 6.01(i) issued in connection with existing insurance policies of the Company or such Subsidiary;

                  (j) Indebtedness represented by patient fund bonds, utility bonds, performance bonds, state self insurance bonds and miscellaneous other bonds other than those existing on the date hereof and listed in
         Schedule 6.01(a) (including any extensions, renewals and replacements), the aggregate principal amount of such Indebtedness at any one time not to exceed $20,000,000 (subject to Section 6.01(m) to the extent in excess of $20,000,000);

                  (k) Indebtedness of the Pharmacy Subsidiary; provided, however, that Indebtedness of the Pharmacy Subsidiary to the Company and Manor HealthCare, as applicable, shall be subject to the limitations set forth in paragraphs (g)(iv) and (h)(iv) of Section 6.01; and provided further, that the aggregate amount of Guarantees by the Company or any other Subsidiary of Indebtedness of the Pharmacy Subsidiary, together with the aggregate principal amount of outstanding Indebtedness of the Pharmacy Subsidiary to the Company and Manor HealthCare, may not exceed $60,000,000;

                  (l) Indebtedness of the Company consisting of Guarantees in connection with pension and deferred compensation arrangements arising in connection with the Distribution; provided, however, that the aggregate amount of such Indebtedness shall not exceed
         $10,000,000; and

                  (m) other unsecured Indebtedness of the Company in an aggregate principal amount at any one time outstanding not to exceed $300,000,000; provided, however, that the covenants and events of default contained in any such Indebtedness with an aggregate principal amount in excess of $10,000,000 shall not be more restrictive of the Company and its Subsidiaries than those in this Agreement.

          SECTION 6.02. Liens. Create, incur, assume or permit to exist any Lien on any property or assets (including stock or other securities of any person, including any Subsidiary) now owned or hereafter acquired by it or on any income or revenues or rights (excluding rights of first refusal) in respect of any thereof, except (without duplication):

                  (a) Liens on property or assets of the Company and its Subsidiaries existing on the date hereof and set forth in Schedule 6.02; provided, however, that such Liens shall secure only those obligations which they secure on the date hereof except as otherwise permitted hereunder;

                  (b) any Lien existing on any property or asset prior to the acquisition thereof by the Company or any Subsidiary; provided, however, that (i) such Lien is not created in contemplation of or in connection with such acquisition and (ii) such Lien does not apply to any other property or assets of the Company or any Subsidiary;

                  (c) Liens for taxes not yet due or which are being contested in compliance with Section 5.03;

                  (d) carriers', warehousemen's, mechanic's, materialmen's, repairmen's or other like Liens arising in the ordinary course of business and securing obligations that are not due or which are being contested in compliance with Section 5.03;

                  (e) statutory liens of landlords in respect of property leased by the Company or any Subsidiary;

                  (f) pledges and deposits made in the ordinary course of business in compliance with workmen's compensation, unemployment insurance and other social security laws or regulations;

                  (g) deposits to secure the performance of bids, trade contracts (other than for Indebtedness), leases (other than Capital Lease Obligations), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                  (h) zoning restrictions, easements, rights-of-way, restrictions on use of real property and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Company or any of its Subsidiaries;

                  (i) purchase money security interests in real property, improvements thereto or equipment hereafter acquired (or, in the case of improvements, constructed) by the Company or any Subsidiary and liens securing refinancings of existing mortgages; provided, however, that (i) such security interests are incurred, and the Indebtedness secured thereby is created, within 120 days after such acquisition, or construction or refinancing, (ii) the Indebtedness secured thereby does not exceed 80% of the fair market value of the subject real property, improvements or equipment at the time of such acquisition, construction or refinancing, and (iii) such security interests do not apply to the subject property or assets of the Company or any Subsidiary other than the purchased property or assets or the property or assets subject to the mortgage being refinanced, as the case may be;

                  (j) mortgages on properties listed on Schedule 6.02(j); provided, however, that (i) such mortgages do not apply to the property or assets of the Company or any Subsidiary other than the scheduled properties and (ii) the aggregate principal amount of the Indebtedness secured by such security interests does not exceed $100,000,000;

                  (k) Liens created in favor of the Lenders;

                  (l) Liens on property or assets of the Pharmacy
         Subsidiary; and

                  (m) other Liens to secure Indebtedness of the Company or any Subsidiary; provided, however, that the aggregate principal amount of the Indebtedness so secured at any time, when added to the net book value of all property the subject of Sale and Lease-Back Transactions at such time, does not exceed 15% of Consolidated Total Assets at such time.

          SECTION 6.03. Sale and Lease-Back Transactions. Enter into any Sale and Lease-Back Transaction unless immediately thereafter the net book value of all property the subject of Sale and Lease-Back Transactions, when added to the aggregate principal amount of Indebtedness of the Company or any Subsidiary secured at such time by Liens permitted only under Section 6.02(m), does not exceed 15% of Consolidated Total Assets at such time; provided, however, that notwithstanding the above, the Pharmacy Subsidiary may engage in Sale and Lease-Back Transactions.

          SECTION 6.04. Investments, Loans and Advances. Purchase, hold or acquire any capital stock, comparable ownership interests, evidences of indebtedness or other securities of, make or permit to exist any loans or advances to, or make or permit to exist any investment or any other interest in, any other person, except:

                  (a) investments by the Company or any Subsidiary in the capital stock or comparable ownership interests of the Subsidiaries and the investments and guarantees existing on the date hereof set forth on
         Schedule 6.04;

                  (b) loans or advances by the Company to
         Subsidiaries or by Subsidiaries to the Company or other
         Subsidiaries;

                  (c) purchases by the Company of the capital stock of Quality Hotels held by Alain Ammar;

                  (d) purchases by the Company of the capital stock of IHH;

                  (e) advances by MNR Finance Corp., a Subsidiary, to Choice Hotels; provided, however, that the aggregate principal amount of such advances shall not exceed

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         $225,722,500 and the term of such advances shall be no
         longer than three years;

                  (f) Guarantees permitted under Section 6.01(l);

                  (g) Permitted Investments; and

                  (h) other investments, capital contributions, loans and advances not to exceed at any time 15% of Consolidated Total Assets at such time.

          SECTION 6.05. Mergers and Consolidations. Merge into or consolidate with any other person, or permit any other person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all its assets whether now owned or hereafter acquired, except that:

                  (a) (i) the Company may merge or consolidate with Manor Healthcare or another Subsidiary (other than a Borrower) or (ii) Manor Healthcare or another Subsidiary (other than a Borrower) may merge or consolidate with the Company so long as the Company is the surviving entity or, in the case of a merger or consolidation involving solely the Company and Manor Healthcare, the surviving corporation assumes the obligations of such other Borrower hereunder; provided, however, that, in the case of a merger or consolidation involving the Pharmacy Subsidiary, no Event of Default or event which, with notice or the passage of time or both, would constitute an Event of Default exists after giving effect to such merger or consolidation;

                  (b) any Subsidiary (other than a Borrower) may merge or consolidate with a Borrower so long as the Borrower is the surviving corporation and remains a Subsidiary; provided, however, that, in the case of a merger or consolidation involving the Pharmacy Subsidiary, no Event of Default or event which, with notice or the passage of time or both, would constitute an Event of Default exists after giving effect to such merger or consolidation;

                  (c) any Subsidiary (other than a Borrower) may merge or consolidate with any Subsidiary (other than a Borrower);







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                                       71










                  (d) the Company or any Subsidiary may merge or consolidate with another person (other than a Subsidiary); provided, however, that:

                           (i) the Company or such Subsidiary is the
                  surviving entity;

                         (ii) no Event of Default or event which, with notice or
                  the passage of time or both, would constitute an Event of Default exists after giving effect to such merger or consolidation; and

                       (iii) the Agent shall receive a certificate signed by a
                  Financial Officer of the Company, confirming compliance with clause (ii) above;

                  (e) the Company and the Subsidiaries may consummate the Distribution.

          SECTION 6.06. Asset Sales. Consummate any Asset Sale, other than Asset Sales which, when added to the Proceeds from all other Asset Sales previously consummated in the same fiscal year, would not exceed 10% of Consolidated Total Assets as of the end of the preceding fiscal year.

          SECTION 6.07. Transactions with Affiliates. Sell or transfer any property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except that as long as no Default or Event of Default shall have occurred and be continuing, the Company or any Subsidiary may (a) consummate the Distribution or
(b) engage in any of the foregoing transactions (i) in the ordinary course of business at prices and on terms and conditions not less favorable to the Company or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties or (ii) between or among the Borrower and its wholly owned Subsidiaries. Notwithstanding anything in this Section 6.07, the Company, Manor HealthCare and the Pharmacy Subsidiary shall be permitted to enter into and perform the Pharmacy Subsidiary Agreements; provided, however, that the Pharmacy Subsidiary and the Company and Manor HealthCare, as applicable, shall be permitted to amend, waive or modify the Pharmacy Subsidiary Agreements provided that no Event of Default exists or will be continuing at the time of such amendment, waiver or modification of the Pharmacy Subsidiary Agreement; provided further, however, that in no event shall







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any amendment, waiver or modification of the Pharmacy Subsidiary Agreements be permitted if such amendment, waiver or modification will result in the happening of an Event of Default or with the passage of time would result in the happening of an Event of Default.

          SECTION 6.08. Business of Company and Subsidiaries. Engage at any time in any business or business activity other than the business currently conducted by it or related or collateral activities in the health care industry; provided, however, that, subsequent to the Distribution, it may not engage in the lodging business or related or collateral activities in the lodging industry; provided further, however, that this Section shall not be applicable to the Pharmacy Subsidiary.

          SECTION 6.09. Subsidiary Indebtedness. Permit any Subsidiary to create, incur, assume or permit to exist any indebtedness except:

                  (i) any Indebtedness permitted by Section 6.01;
         and

                  (ii) other Indebtedness of any Subsidiary; provided, however, that the aggregate principal amount outstanding of all such other Indebtedness of all Subsidiaries (excluding amounts permitted under clause (i) above) at any time may not exceed 15% of Consolidated Total Assets at such time.

          SECTION 6.10. Agreements. Permit any Subsidiary to enter into any agreement or incur any obligation the terms of which would impair the ability of any Subsidiary to pay dividends, to make intercompany loans or advances or to make distributions (it being agreed that this Section shall not be breached by any such agreement or obligation binding upon a Subsidiary at the time it becomes a Subsidiary and not incurred in contemplation of its becoming a Subsidiary); provided, however, that, other than for purposes of determining compliance with the proviso contained in paragraphs (a) and (b) of Section 6.05, this Section shall be deemed not breached by any such agreement or obligation binding upon the Pharmacy Subsidiary; provided further, however, that if the Pharmacy Subsidiary enters into any such agreement or incurs any such obligation, the Pharmacy Subsidiary shall be deemed not to be a Subsidiary for purposes of the provisions of Sections 6.11, 6.12 and 6.13 (and the related definitions).






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          SECTION 6.11. Minimum Consolidated Net Worth. (a) Subject to Section
6.10, in the case of the Company, permit its Consolidated Net Worth, at any time prior to the date of the Distribution, to be less than the sum of (x) $400,361,000, (y) 50% of the Company's Consolidated Net Income accrued during the period (treated as one accounting period) commencing on June 1, 1994, and ending on the last day of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 5.04 (which amount shall not include Consolidated Net Income for any fiscal quarter in which the Company's Consolidated Net Income is negative) and (z) the aggregate net cash proceeds received by the Company from the issuance or sale of its capital stock since June 1, 1994.

          (b) Subject to Section 6.10, in the case of the Company, permit its Consolidated Net Worth, at any time on or after the date of the Distribution, to be less than the sum of (x) the amount that is equal to 75% of the net worth of the Company and its consolidated Subsidiaries as of the last day of the month in which the Distribution occurs, (y) 50% of the Company's Consolidated Net Income accrued during the period (treated as one accounting period) commencing on the last day of the month in which the Distribution occurs, and ending on the last day of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 5.04 (which amount shall not include Consolidated Net Income for any fiscal quarter in which the Company's Consolidated Net Income is negative) and (z) the aggregate net cash proceeds received by the Company from the issuance or sale of its capital stock since the last day of the month in which the Distribution occurs.

          SECTION 6.12. Consolidated Debt Ratio. Subject to Section 6.10, in the case of the Company, permit the Consolidated Debt Ratio at any time during the period from and including the date hereof through the Maturity Date to exceed
0.67 to 1.0.

          SECTION 6.13. Consolidated Interest Coverage Ratio. Subject to Section 6.10, in the case of the Company, permit its Consolidated Interest Coverage Ratio at any time during the period from and including the date hereof through the Maturity Date to be less than 3.0 to 1.0. The Consolidated Interest Coverage Ratio shall be calculated as of the end of each fiscal quarter based on the period of the four consecutive fiscal quarters ending on such date.







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ARTICLE VII.  EVENTS OF DEFAULT

          In case of the happening of any of the following events ("Events of Default"):

                  (a) any representation or warranty made or deemed made (such representation or warranty being deemed made as provided in Section 4.01) in or in connection with any Loan Document or the borrowings hereunder, or any representation, warranty, statement or information contained in any report, certificate, financial statement or other instrument furnished in connection with or pursuant to any Loan Document, shall prove to have been false or misleading in any material respect when so made, deemed made or furnished;

                  (b) default shall be made in the payment of any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;

                  (c) default shall be made in the payment of any interest on any Loan or any Fee or any other amount (other than an amount referred to in clause (b) above) due under any Loan Document, when and as the same shall become due and payable, and such default shall continue unremedied for a period of five Business Days;

                  (d) default shall be made in the due observance or performance by the Company or any Subsidiary of any covenant, condition or agreement contained in Section 5.01(a) or 5.05 or in Article VI;

                  (e) default shall be made in the due observance or performance by the Company or any Subsidiary of any covenant, condition or agreement contained in any Loan Document (other than those specified in clauses (b), (c) and (d) above) and such default shall continue unremedied for a period of five Business Days after notice thereof from the Agent or any Lender to the Company;

                  (f) the Company or any Subsidiary shall (i) fail to pay any principal or interest, regardless of amount, due in respect of any Indebtedness in an aggregate principal amount in excess of $10,000,000, when and as the same shall become due and payable, or (ii) fail to observe or perform any other term, covenant, condition or agreement contained in any agreement or instrument evidencing or governing any Indebtedness in an aggregate principal amount in excess of $10,000,000 if the effect of any failure referred to in this clause (ii) is to cause, or to permit the holder or holders of such Indebtedness or a trustee on its or their behalf (with or without the giving of notice, the lapse of time or both) to cause, such Indebtedness to become due prior to its stated maturity;

                  (g) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of the Company or any Subsidiary, or of a substantial part of the property or assets of the Company or a Subsidiary, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any Subsidiary or for a substantial part of the property or assets of the Company or a Subsidiary or (iii) the winding-up or liquidation of the Company or any Subsidiary; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

                  (h) the Company or any Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in clause (g) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any Subsidiary or for a substantial part of the property or assets of the Company or any Subsidiary, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due or

         (vii) take any action for the purpose of effecting any of the foregoing;

                  (i) one or more judgments for the payment of money in an aggregate amount in excess of $5,000,000 shall be rendered against the Company, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of 60 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of the Company or any Subsidiary to enforce any such judgment;

                  (j) a Reportable Event or Reportable Events, or a failure to make a required installment or other payment (within the meaning of Section 412(n)(l) of the Code), shall have occurred with respect to any Plan or Plans that reasonably could be expected to result in liability of the Company to the PBGC or to a Plan in an aggregate amount exceeding $5,000,000 and, within 30 days after the reporting of any such Reportable Event to the Agent or after the receipt by the Agent of the statement required pursuant to Section 5.06, the Agent shall have notified the Company in writing that (i) the Required Lenders have made a determination that, on the basis of such Reportable Event or Reportable Events or the failure to make a required payment, there are reasonable grounds (A) for the termination of such Plan or Plans by the PBGC, (B) for the appointment by the appropriate United States District Court of a trustee to administer such Plan or Plans or (C) for the imposition of a lien in favor of a Plan and (ii) as a result thereof an Event of Default exists hereunder; or a trustee shall be appointed by a United States District Court to administer any such Plan or Plans; or the PBGC shall institute proceedings to terminate any Plan or Plans;

                  (k) (i) the Company or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan, (ii) the Company or such ERISA Affiliate does not have reasonable grounds for contesting such Withdrawal Liability or is not in fact contesting such Withdrawal Liability in a timely and appropriate manner and (iii) the amount of the Withdrawal Liability specified in such notice, when aggregated with all other amounts required to be paid to Multiemployer Plans in connection with Withdrawal Liabilities (determined as of the date or dates of such notification), exceeds $5,000,000 or requires payments exceeding $1,000,000 in any year;

                  (l) the Company or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, if solely as a result of such reorganization or termination the aggregate annual contributions of the Company and its ERISA Affiliates to all Multiemployer Plans that are then in reorganization or have been or are being terminated have been or will be increased over the amounts required to be contributed to such Multiemployer Plans for their most recently completed plan years by an amount exceeding $1,000,000; or

                  (m) there shall have occurred a Change in Control;

then, and in every such event (other than an event with respect to any Borrower described in clause (g) or (h) above), and at any time thereafter during the continuance of such event, the Agent, at the request of the Required Lenders, shall, by notice to the Company, take either or both of the following actions, at the same or different times: (i) terminate forthwith the Commitments and (ii) declare the Loans then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrowers accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrowers, anything contained herein or in any other Loan Document to the contrary notwithstanding; and in any event with respect to any Borrower described in clause (g) or (h) above, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrowers accrued hereunder and under any other Loan Document, shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrowers, anything contained herein or in any other Loan Document to the contrary notwithstanding.






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ARTICLE VIII.  THE AGENT

          In order to expedite the transactions contemplated by this Agreement, The Chase Manhattan Bank is hereby appointed to act as Agent on behalf of the Lenders. Each of the Lenders hereby irrevocably authorizes the Agent to take such actions on behalf of such Lender and to exercise such powers as are specifically delegated to the Agent by the terms and provisions hereof, together with such actions and powers as are reasonably incidental thereto. The Agent is hereby expressly authorized by the Lenders, without hereby limiting any implied authority, (a) to receive on behalf of the Lenders all payments of principal of and interest on the Loans and all other amounts due to the Lenders hereunder, and promptly to distribute to each Lender its proper share of each payment so received; (b) to give notice on behalf of each of the Lenders to the Borrowers of any Event of Default specified in this Agreement of which the Agent has actual knowledge acquired in connection with its agency hereunder; and (c) to distribute to each Lender copies of all notices, financial statements and other materials delivered pursuant to this Agreement as received by the Agent.

          Neither the Agent nor any of its directors, officers, employees or agents shall be liable to the Lenders as such for any action taken or omitted by any of them except for its or his own gross negligence or wilful misconduct, or be responsible for any statement, warranty or representation herein or the contents of any document delivered in connection herewith (other than any statement, representation or warranty relating to the Agent or relating to the functions of the Agent hereunder), or be required to ascertain or to make any inquiry concerning the performance or observance by any Borrower of any of the terms, conditions, covenants or agreements contained in any Loan Document. The Agent shall not be responsible to the Lenders for the due execution, genuineness, validity, enforceability or effectiveness of this Agreement or any other Loan Documents or other instruments or agreements. The Agent may deem and treat the payee of any note referred to in Section 2.07 as the owner thereof for all purposes hereof until it shall have received from the payee of such note notice, given as provided herein, of the transfer thereof. The Agent shall in all cases be fully protected in acting, or refraining from acting, in accordance with written instructions signed by the Required Lenders and, except as otherwise specifically provided herein, such instructions and any action or inac-






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                                       79










tion pursuant thereto shall be binding on all the Lenders. The Agent shall, in the absence of knowledge to the contrary, be entitled to rely on any instrument or document believed by it in good faith to be genuine and correct and to have been signed or sent by the proper person or persons. Neither the Agent nor any of its directors, officers, employees or agents shall have any responsibility to any Borrower on account of the failure of or delay in performance or breach by any Lender of any of its obligations hereunder or to any Lender on account of the failure of or delay in performance or breach by any other Lender or any Borrower of any of their respective obligations hereunder or under any other Loan Document or in connection herewith or therewith. The Agent may execute any and all duties hereunder by or through agents or employees and shall be entitled to rely upon the advice of legal counsel selected by it with respect to all matters arising hereunder and shall not be liable for any action taken or suffered in good faith by it in accordance with the advice of such counsel.

          The Lenders hereby acknowledge that the Agent shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement unless it shall be requested in writing to do so by the Required Lenders.

          Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by notifying the Lenders and the Borrowers. Upon any such resignation, the Required Lenders shall have the right to appoint a successor subject to the written consent of the Company to such successor (which consent will not be unreasonably withheld). If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent which shall be a bank with offices in New York, New York and London, England, having a combined capital and surplus of at least $500,000,000 or an Affiliate of any such bank. Upon the acceptance of any appointment as Agent hereunder by a successor bank, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations hereunder. After the Agent's resignation hereunder, the provisions of this Article and Section 10.05 shall continue in effect for its






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                                       80










benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

          With respect to the Loans made by it hereunder, the Agent in its individual capacity and not as Agent shall have the same rights and powers as any other Lender and may exercise the same as though it were not the Agent, and the Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with any Borrower or any Subsidiary or other Affiliate thereof as if it were not the Agent.

          Each Lender agrees (i) to reimburse the Agent, on demand, in the amount of its pro rata share (based on its Commitment hereunder or, if the Commitments shall have been terminated, on its Commitment most recently in effect) of any expenses incurred for the benefit of the Lenders by the Agent, including counsel fees and compensation of agents and employees paid for services rendered on behalf of the Lenders, which the Borrowers shall be obligated to reimburse under Section 10.05 but which shall not have been reimbursed by the Borrowers and (ii) to indemnify and hold harmless the Agent and any of its directors, officers, employees or agents, on demand, in the amount of such pro rata share, from and against any and all liabilities, taxes, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against it in its capacity as the Agent or any of them in any way relating to or arising out of the Agent's role under this Agreement or any other Loan Document or any action taken or omitted by it or any of them under this Agreement or any other Loan Document, to the extent the same shall not have been reimbursed by the Borrowers; provided, however, that no Lender shall be liable to the Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or wilful misconduct of the Agent or any of its directors, officers, employees or agents.

          Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents






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                                       81










and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement or any other Loan Document, any related agreement or any document furnished hereunder or thereunder.

          The Co-Agent shall not have any responsibilities or obligations as Co-Agent under any of the Loan Documents.


ARTICLE IX.  GUARANTEE

          To induce the Lenders to make the Loans the Company hereby unconditionally and irrevocably guarantees, as a primary obligor and not merely as a surety, the due and punctual payment and performance of all Obligations. Each and every default in payment of the principal of and premium, if any, or interest on any Obligations shall give rise to a separate cause of action hereunder, and separate suits may be brought hereunder as each cause of action arises.

          The Company waives presentation to, demand of payment from and protest to the Borrowers of any of the Obligations, and also waives notice of acceptance of this Guarantee and notice of protest for nonpayment and all other formalities. The obligations of the Company hereunder shall not be discharged or impaired or otherwise affected by (a) the failure or delay of any Lender or the Agent to assert any claim or demand or to enforce any right or remedy against any Borrower, the Company or any other person under the provisions of any Loan Document or otherwise; (b) any extension or renewal of any of the Obligations;
(c) any rescission, waiver, amendment or modification of any of the terms or provisions of any Loan Document, any guarantee or any other agreement or instrument; (d) the release of (or the failure to perfect a security interest in) any security held by the Agent or any Lender for the performance of the Obligations or any of them; (e) the failure or delay of any Lender or the Agent to exercise any right or remedy against any other guarantor of the Obligations;
(f) the failure of any Lender to assert any claim or demand or to enforce any remedy under any Loan Document, any guarantee or any other agreement or instrument; (g) any default, failure or delay, wilful or otherwise, in the performance of the Obligations; or (h) any other act, omission or delay to do any other act which may or might in any manner or to any extent vary the risk of the Company or otherwise operate as a discharge of






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the Company as a matter of law or equity or which would impair or eliminate any right of the Company to subrogation.

          The Company further agrees that this Guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by any Lender to any security held for payment of the Obligations or to any balance of any deposit account or credit on the books of such Lender in favor of any Borrower or any other person. The Lenders, in their sole discretion, shall have the right to proceed first and directly against the Company.

          The obligations of the Company hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise.

          The Company further agrees that this Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment, or any part thereof, on any Obligation is rescinded or must otherwise be restored by any Lender upon the bankruptcy or reorganization of any Borrower or otherwise.

          In furtherance of the foregoing and not in limitation of any other right which the Agent or any Lender may have at law or in equity against the Company by virtue hereof, upon the failure of any Borrower to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, prepayment or otherwise, the Company hereby promises to and will, upon receipt of written demand by any Lender, forthwith pay, or cause to be paid, to the Agent for distribution to the Lenders in cash an amount equal to the sum of (i) the unpaid principal amount of such Obligations then due, (ii) accrued and unpaid interest on such Obligations and (iii) all other monetary Obligations then due.

          Upon payment by the Company of any sums to the Lenders hereunder, all rights of the Company against any Borrower arising as a result thereof shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full of all the Obligations and, if






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                                       83










any payment shall be made to the Company on account of such rights prior to the indefeasible payment in full of all the Obligations, such payment shall forthwith be paid to the Lenders to be credited and applied against the Obligations to the extent necessary to discharge such Obligations. Upon payment by the Company of the sums to the Lenders hereunder, subject to the indefeasible payment in full of all the Obligations, the Company shall be subrogated to the rights of the Lenders to receive payments of the Obligations.

          The Company waives notice of and hereby consents to any agreements or arrangements whatsoever by the Lenders with any other person pertaining to the Obligations, including agreements and arrangements for payment, extension, subordination, composition, arrangement, discharge or release of the whole or any part of the Obligations, or for the discharge or surrender of any or all security, or for compromise, whether by way of acceptance of part payment or otherwise, and the same shall in no way impair the Company's liability hereunder. Nothing shall discharge or satisfy the liability of the Company hereunder except the full performance and payment of the Obligations.

          Each reference herein to the Lenders or a Lender shall be deemed to include their or its successors and assigns, in whose favor the provisions of this Guarantee shall also inure.


ARTICLE X.  MISCELLANEOUS

          SECTION 10.01. Notices. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed or sent by telex, graphic scanning or other telegraphic communications equipment of the sending party, as follows:

                  (a) if to the Company or any other Borrower (other than as specified in clauses (b), (c) and (e) below), to the Company, at 11155 Darnestown Road, Gaithersburg, MD 20878, Attention of General Counsel, with a copy to the Chief Financial Officer (Telecopy No. 301-979-4007);

                  (b) if to Quality Hotels Europe, Inc., to it at Sheen Lane House, 254 Upper Richmond Road West, East
         Sheen, London SW14 8AG, England;







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                                       84










                  (c) if to Quality Hotels Europe (Jena) GmbH, to it at Am Hauptbahnhof 12, W-6000, Frankfort Am Main I,
         Germany;

                  (d) if to the Agent, to it at The Chase Manhattan Bank, Agent Bank Services Group, Grand Central Tower,
         140 East 45th Street, New York, NY 10017. Attention of Janet Belden, (Telecopy No. (212) 270-0002), with a copy to The Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017, Attention of James S. Ely, III, (Telecopy No. 212-270-3279) and Chase Manhattan International Limited, Trinity
         Tower, 9 Thomas More Street, London, England E19YT, Attention of Steven Hurford (Telecopy No. 011 44 71 777
         2360);

                  (e) if to a Borrowing Subsidiary, to it at its address as set forth in its Borrowing Subsidiary
         Agreement; and

                  (f) if to a Lender, to it at its address (or tele- copy number) set forth in Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Lender became a party hereto.

Except as otherwise provided in Section 10.15(c), all notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 10.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 10.01.

          SECTION 10.02. Survival of Agreement. All covenants, agreements, representations and warranties made by the Borrowers and the Company (in its capacity as guarantor pursuant to Article IX) herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the making by the Lenders of the Loans, regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any Fee or any other amount payable under this Agreement or any other Loan Document is outstanding and unpaid and so long as the Commitments have not been terminated.

          SECTION 10.03. Binding Effect. This Agreement shall become effective when it shall have been executed by the Company, each other Borrower and the Agent and when the Agent shall have received copies hereof which, when taken together, bear the signatures of each Lender, and thereafter shall be binding upon and inure to the benefit of the Company, each other Borrower, the Agent and each Lender and their respective successors and assigns, except that a Borrower or the Company (in its capacity as guarantor pursuant to Article IX) may not assign or delegate its rights or obligations hereunder or any interest herein without the prior consent of all the Lenders.

          SECTION 10.04. Successors and Assigns. (a) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Company, the Agent or the Lenders that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

          (b) Each Lender may assign to one or more assignees all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided, however, that (i) except in the case of an assignment to a Lender or an Affiliate of such Lender, the Company and the Agent must give their prior written consent to such assignment (which consent shall not be unreasonably withheld), (ii) the amount of the Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Agent) shall not be less than $5,000,000 and the amount of the Commitment of such Lender remaining after such assignment shall not be less than $5,000,000 or shall be zero, (iii) the parties to each such assignment shall execute and deliver to the Agent an Assignment and Acceptance, together with a processing and recordation fee of $2,000 and (iv) the assignee, if it shall not be a Lender, shall deliver to the Agent an Administrative Questionnaire. Upon acceptance and recording pursuant to
Section 10.04(e), from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five Business Days after the execution thereof, (A) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement and (B) the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto (but shall continue to be entitled to the benefits of Sections 2.13, 2.15, 2.19 and 10.05, as well as to any Fees accrued for its account hereunder and not yet paid)).

          (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows:
(i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and that its Commitment, and the outstanding balances of its Loans, in each case without giving effect to assignments thereof which have not become effective, are as set forth in such Assignment and Acceptance, (ii) except as set forth in (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto or the financial condition of the Company or any Subsidiary or the performance or observance by the Company or any Subsidiary of any of its obligations under this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto; (iii) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; (iv) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.04 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (v) such assignee will independently and without reliance upon the Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (vi) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and
(vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

          (d) The Agent shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive in the absence of manifest error and the Company, the Agent and the Lenders may treat each person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Company and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

          (e) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee together with an Administrative Questionnaire completed in respect of the assignee (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in Section 10.04(b) and, if required, the written consent of the Company and the Agent to such assignment, the Agent shall (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and
(iii) give prompt notice thereof to the Lenders.

          (f) Each Lender may without the consent of the Borrowers or the Agent sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participating banks or other entities shall be entitled to the benefit of the cost protection provisions contained in Sections 2.13, 2.15 and 2.19 to the same extent as if they were Lenders but not in excess of those cost protections to which the Lender from which it purchased its participation would be entitled to under Sections 2.13, 2.15 and 2.19 and (iv) the Borrowers, the Agent and the other Lenders shall continue to deal solely and directly with such Lender (and shall not be required to deal with any participating bank or other entity, notwithstanding any other provision contained herein) in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of the Borrowers relating to the Loans and to approve any amendment, modification or waiver of any provision of this Agreement (other than amendments, modifications or waivers decreasing any fees payable hereunder, increasing the Commitment of such Lender or decreasing the amount of principal of or the rate at which interest is payable on the Loans, or extending any scheduled principal payment date or date fixed for the payment of interest on the Loans).

          (g) Any Lender or participant may, in connection with any assignment or participation or proposed assignment or participation pursuant to this
Section 10.04, disclose to the assignee or participant or proposed assignee or participant any information relating to the Borrowers furnished to such Lender by or on behalf of any Borrower; provided, however, that, prior to any such disclosure of information designated by any Borrower as confidential, each such assignee or participant or proposed assignee or participant shall execute an agreement whereby such assignee or participant shall agree to preserve the confidentiality of such confidential information (subject to those exceptions set forth in Section 10.17). It is understood that confidential information relating to the Company would not ordinarily be provided in connection with assignments or participations of Competitive Loans.

          (h) Any Lender may at any time assign all or any portion of its rights under this Agreement to a Federal Reserve Bank; provided, however, that no such assignment shall release a Lender from any of its obligations hereunder.

          SECTION 10.05. Expenses; Indemnity. (a) The Borrowers agree, jointly and severally, to pay all reasonable out-of-pocket expenses incurred by the Agent and its Affiliates in connection with the preparation of this

Agreement and the other Loan Documents and the syndication of the facilities provided for herein or in connection with any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions hereby contemplated shall be consummated) or incurred by the Agent or any Lender in connection with the enforcement or protection of their rights (as such rights may relate to any Borrower or any Subsidiary) in connection with this Agreement and the other Loan Documents or in connection with the Loans made hereunder, including the reasonable fees and disbursements of Cravath, Swaine & Moore, counsel for the Agent, any other counsel for the Agent and counsel for any Lender, including the allocated costs of in-house counsel.

          (b) The Borrowers agree, jointly and severally, to indemnify the Agent, each Lender and their respective directors, officers, employees, agents and Affiliates (each such person being called an "Indemnitee") against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees and expenses, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated thereby, the performance by the parties thereto of their respective obligations thereunder or the consummation of the Transactions and the other transactions contemplated thereby, (ii) the use of the proceeds of the Loans or (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto; provided, however, that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the negligence or misconduct of such Indemnitee. Promptly after receipt by an Indemnitee of notice of any complaint or the commencement of any action or proceeding with respect to which indemnification is being sought hereunder, such person shall notify the Company of such complaint or of the commencement of such action or proceeding, but failure so to notify the Company will relieve any Borrower from any liability which such Borrower may have hereunder only if, and to the extent that such failure results in the forfeiture by such Borrower of substantial rights and defenses, and shall not in any event relieve such Borrower from any other obligation or liability that such Borrower may have to any Indemnitee otherwise than under this Agreement. If any Borrower so elects or is requested by such Indemnitee, such Borrower shall assume the defense of such action or proceeding, including the employment of counsel reasonably satisfactory to the Indemnitee and the payment of the reasonable fees and disbursements of such counsel. In the event, however, such Indemnitee reasonably determines in its judgment that having common counsel would present such counsel with a conflict of interest or if the defendant in, or targets of, any such action or proceeding include both the Indemnitee and such Borrower, and such Indemnitee reasonably concludes that there may be legal defenses available to it or other Indemnitees that are different from or in addition to those available to such Borrower or if such Borrower fails to assume the defense of the action or proceeding or to employ counsel reasonably satisfactory to such Indemnitee, in either case in a timely manner, then the Indemnitee may employ separate counsel to represent or defend it in any such action or proceeding and such Borrower shall pay the reasonable fees and disbursements of such counsel. In any action or proceeding the defense of which any Borrower assumes, the Indemnitee shall have the right to participate in such litigation and to retain its own counsel at the Indemnitee's own expense. Each Borrower further agrees that it shall not, without the prior written consent of the Indemnitee, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not an Indemnitee is an actual or potential party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes (i) an unconditional release of each Indemnitee hereunder from all liability arising out of such claim, action, suit or proceeding or (ii) a covenant not to sue each Indemnitee, or another similar alternative which is consented to by each Indemnitee party to such claim, action, suit or proceeding, which covenant not to sue or other approved alternative has the effect of an unconditional release of each Indemnitee hereunder from all liability arising out of such claim, action, suit or proceeding.

                  (c) The provisions of this Section shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the

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Agent or any Lender. All amounts due under this Section shall be payable on written demand therefor.

          SECTION 10.06. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of any Borrower or the Company (in its capacity as guarantor pursuant to Article IX) against any of and all the obligations of any Borrower now or hereafter existing under this Agreement and other Loan Documents held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or such other Loan Document and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

          SECTION 10.07. Applicable Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICTS OF LAWS PRINCIPLES OR PROVISIONS.

          SECTION 10.08. Waivers; Amendment. (a) No failure or delay of the Agent or any Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies which they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by any Borrower therefrom shall in any event be effective unless the same shall be permitted by Section 10.08(b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Borrower in any case shall entitle such Borrower to any other or further notice or demand in similar or other circumstances.

          (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrowers and the Required Lenders; provided, however, that no such agreement shall (i) decrease the principal amount of, or extend the maturity of or any scheduled principal payment date or date for the payment of any interest on any Loan or Fees, or waive or excuse any such payment or any part thereof, or decrease the rate of interest on any Loan, without the prior written consent of each Lender affected thereby, (ii) increase the Commitment or change the Facility Fees of any Lender without the prior written consent of such Lender, or (iii) amend or modify the provisions of Section 2.16, the provisions of this Section or the definition of the "Required Lenders", without the prior written consent of each affected Lender; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Agent hereunder without the prior written consent of the Agent.

          SECTION 10.09. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the applicable interest rate, together with all fees and charges which are treated as interest under applicable law (collectively the "Charges"), as provided for herein or in any other document executed in connection herewith, or otherwise contracted for, charged, received, taken or reserved by any Lender, shall exceed the maximum lawful rate (the "Maximum Rate") which may be contracted for, charged, taken, received or reserved by such Lender in accordance with applicable law, together with all Charges payable to such Lender, shall be limited to the Maximum Rate.

          SECTION 10.10. Entire Agreement. This Agreement and the other Loan Documents and the letter agreements referred to in Section 2.06(b) constitute the entire contract between the parties relative to the subject matter hereof. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement and the other Loan Documents. Nothing in this Agreement or in the other Loan Documents, expressed or implied, is intended to confer upon any party other than the parties hereto and thereto any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

          SECTION 10.11. Waiver of Jury Trial; Punitive Damages. Each party hereto hereby waives, to the fullest extent permitted by applicable law, (a) any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Agreement or any of the other Loan Documents and (b) any claims for punitive damages (to the extent such claims arise from the use of proceeds of the Loans for the purpose of acquisitions). Each party hereto (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties hereto have been induced to enter into this Agreement and the other Loan Documents, as applicable, by, among other things, the mutual waivers and certifications in this Section.

          SECTION 10.12. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 10.13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section 10.03.

          SECTION 10.14. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

          SECTION 10.15. Jurisdiction; Consent to Service of Process; Judgment Currency. (a) Each Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City and the High Court of Justice in London, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this

Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or the High Court of Justice in London or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Borrower or its properties in the courts of any jurisdiction.

          (b) Each Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this agreement or the other Loan Documents in any New York State or Federal court or the High Court of Justice in London. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (c) The non-U.S. Borrowers (the "Foreign Borrowers") hereby irrevocably and unconditionally appoint the Company as their agent to receive on behalf of the Foreign Borrowers and their property service of copies of the summons and complaint and any other process which may be served in any such action and agrees promptly to appoint a successor process agent in The City of New York (which successor process agent shall accept such appointment in form and substance satisfactory to the Agent) prior to the termination for any reason of the appointment of the Company as initial process agent. In any such action or proceeding in such New York State or Federal court sitting in The City of New York or the High Court of Justice in London such service may be made on the Foreign Borrowers by delivering a copy of such process to the Foreign Borrowers in care of the Company or such successor process agent at the Company's address set forth in Section 10.01, or in the case of any successor process agent, at such process agent's address as set forth in its appointment and by depositing a copy of such process in the mails by certified or registered airmail, addressed to the Foreign Borrowers at their addresses specified in
Section 10.01 (such service to be effective upon such receipt by the Company or such successor process agent and the depositing of such process in the mails as aforesaid), and the Foreign Borrowers hereby irrevocably and unconditionally authorize and direct the Company or such successor process agent to accept such service on their behalf. Each other Borrower and each other party hereto consents to service of process in the manner provided for notices in Section
10.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          (d) If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in one currency into another currency, the parties hereto agree, to the fullest extent that they may effectively do so under applicable law, that the rate of exchange used shall be the spot rate at which in accordance with normal banking procedures the first currency could be purchased in New York City with such other currency by the person obtaining such judgment on the Business Day preceding that on which final judgment is given.

          (e) The parties agree, to the fullest extent that they may effectively do so under applicable law, that the obligations of each Borrower to make payments in any currency of the principal of and interest on the Loans of such Borrower and any other amounts due from such Borrower hereunder to the Agent as provided in Section 2.16 (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with Section 10.15(d)), in any currency other than the relevant currency, except to the extent that such tender or recovery shall result in the actual receipt by the Agent at its relevant office as provided in Section 2.16 on behalf of the Lenders of the full amount of the relevant currency expressed to be payable in respect of the principal of and interest on the Loans and all other amounts due hereunder (it being assumed for purposes of this clause (i) that the Agent will convert any amount tendered or recovered into the relevant currency on the date of such tender or recovery), (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the relevant currency the amount, if any, by which such actual receipt shall fall short of the full amount of the relevant currency so expressed to be payable and (iii) shall not be affected by an unrelated judgment being obtained for any other sum due under this Agreement.

          SECTION 10.16. Confidentiality. Unless otherwise agreed to in writing by the Company, the Agent and each Lender hereby agree to keep all Proprietary Information (as defined below) confidential and not to disclose or reveal any Proprietary Information to any person other than the Agent's or such Lender's directors, officers, employees, Affiliates and agents and to actual or potential assignees and participants, and then only on a confidential basis; provided, however, that the Agent or any Lender may disclose Proprietary Information (a) as required by law, rule, regulation or judicial process, (b) to its attorneys and accountants, (c) as requested or required by any state or Federal or foreign authority or examiner regulating banks or banking or (d) subject to appropriate confidentiality protections, in any legal proceedings between the Agent or such Lender and any Borrower or the Company (in its capacity as guarantor pursuant to Article IX) arising out of this Agreement. For purposes of this Agreement, the term "Proprietary Information" shall include all information about each of the Borrowers or any of their Affiliates which has been furnished by any Borrower or any of its Affiliates, whether furnished before or after the date hereof, and regardless of the manner in which it is furnished; provided, however, that Proprietary Information does not include information which (x) is or becomes generally available to the public other than as a result of a disclosure by the Agent or any Lender not permitted by this Agreement, (y) was obtained or otherwise became available to the Agent or any Lender on a nonconfidential basis prior to its disclosure to the Agent or such Lender by any Borrower or any of its Affiliates or (z) becomes available to the Agent or any Lender on a nonconfidential basis from a person other than any Borrower or its Affiliates who, to the best knowledge of the Agent or such Lender, as the case may be, is not otherwise bound by a confidentiality agreement with any Borrower or any of its Affiliates, or is not otherwise prohibited from transmitting the information to the Agent or such Lender.


                  IN WITNESS WHEREOF, the Borrowers, the Company (in its capacity as guarantor pursuant to Article IX), the Agent and the Lenders have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                 MANOR CARE, INC., as a
                                 Borrower and as a guarantor,

                                   by
                                     /s/ James H. Rempe
                                     Name:  James H. Rempe
                                     Title: Senior Vice President


                                 MANOR HEALTHCARE CORP., as a
                                 Borrower,

                                   by
                                     /s/ James H. Rempe
                                     Name:  James H. Rempe
                                     Title: Senior Vice President


                                 CHOICE HOTELS INTERNATIONAL, INC.,
                                 as a Borrower,

                                   by
                                     /s/ James H. Rempe
                                     Name:  James H. Rempe
                                     Title: Senior Vice President

                                   by

                                     Name:
                                     Title:


                                 QUALITY HOTELS EUROPE, INC., as a
                                 Borrower,

                                   by
                                     /s/ James H. Rempe
                                     Name:  James H. Rempe
                                     Title: Senior Vice President

                                 QUALITY HOTELS EUROPE (JENA) GmbH,
                                 as a Borrower,

                                   by
                                     /s/ James H. Rempe
                                     Name:  James H. Rempe
                                     Title: Senior Vice President


                                 THE CHASE MANHATTAN BANK,
                                 individually and as Agent,

                                   by
                                     /s/ Dawn Lee Lum
                                     Name:  Dawn Lee Lum
                                     Title: Vice President


                                 NATIONSBANK, N.A., individually
                                 and as Co-Agent,

                                   by
                                     /s/ S. Walker Choppin
                                     Name:  S. Walker Choppin
                                     Title: Senior Vice President


                                 BANK OF AMERICA NATIONAL TRUST AND
                                 SAVINGS ASSOCIATION,

                                   by
                                     /s/ Wyatt R. Richie
                                     Name:  Wyatt R. Richie
                                     Title: Managing Director


                                 THE BANK OF TOKYO-MITSUBISHI,
                                 LTD., NEW YORK BRANCH,

                                   by
                                     /s/ J. Andrew Don
                                     Name:  J. Andrew Don
                                     Title: Vice President and
                                                     Manager

                                 CREDIT LYONNAIS NEW YORK BRANCH,

                                   by
                                     /s/ Farboud Tavangar
                                     Name:  Farboud Tavangar
                                     Title: Vice President


                                 CRESTAR BANK,

                                   by
                                     /s/ Greg D. Wheeless
                                     Name:  Greg D. Wheeless
                                     Title: Senior Vice President


                                 THE DAI-ICHI KANGYO BANK, LTD.,

                                   by
                                     /s/ Roland C. Wolinsky
                                     Name:  Roland C. Wolinsky
                                     Title: Vice President and
                                                     Group Leader

                                 DEUTSCHE BANK AG, New York and/or
                                 Cayman Islands Branches,

                                   by
                                     /s/ Colin T. Taylor
                                     Name:  Colin T. Taylor
                                     Title: Director

                                   by
                                     /s/ Alka Jain Goyal
                                     Name:  Alka Jain Goyal
                                     Title: Assistant Vice
                                                     President


                                 THE FIRST NATIONAL BANK OF
                                 CHICAGO,

                                   by
                                     /s/ Patricia Schneeberger
                                     Name:  Patricia Schneeberger
                                     Title: Assistant Vice
                                                     President

                                 THE FIRST NATIONAL BANK OF
                                 MARYLAND,

                                   by
                                     /s/ Michael B. Stueck
                                     Name:  Michael B. Stueck
                                     Title: Vice President


                                 FIRST UNION NATIONAL BANK OF NORTH
                                 CAROLINA,

                                   by
                                     /s/ Joseph H. Towell
                                     Name:  Joseph H. Towell
                                     Title: Senior Vice President


                                 FLEET NATIONAL BANK,

                                   by
                                     /s/ Catherine L. Frisch
                                     Name:  Catherine L. Frisch
                                     Title: Vice President


                                 MELLON BANK, N.A.,

                                   by
                                     /s/ Colleen Cunniffe
                                     Name:  Colleen Cunniffe
                                     Title: Banking Officer


                                 PNC BANK, NATIONAL ASSOCIATION,

                                   by
                                     /s/ Karen M. George
                                     Name:  Karen M. George
                                     Title: Assistant Vice
                                                     President


                                 THE SANWA BANK LIMITED,

                                   by
                                     /s/ Dominic J. Sorresso
                                     Name:  Dominic J. Sorresso
                                     Title: Vice President

                                 TORONTO DOMINION (NEW YORK), INC.,

                                   by
                                     /s/ Jorge Garcia
                                     Name:  Jorge Garcia
                                     Title: Vice President

                                                              EXHIBIT A-1










                         FORM OF COMPETITIVE BID REQUEST

The Chase Manhattan Bank, as Agent for
the Lenders referred to below,
270 Park Avenue
New York, NY  10017

Attention of Mr. James S. Ely, III

                                                               [Date]

Dear Sirs:

          The undersigned, Manor Care, Inc. (the "Company"), refers to the Amended and Restated Competitive Advance and Multi-Currency Revolving Credit Facility Agreement dated as of November 30, 1994, as amended and restated as of September 6, 1996 (as it may hereafter be amended, modified, extended or restated from time to time, the "Credit Agreement"), among the Company, the Borrowers named therein, the Lenders named therein, NationsBank, N.A., as Co-Agent, and The Chase Manhattan Bank, as Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Company hereby gives you notice pursuant to Section 2.03(a) of the Credit Agreement that it requests a Competitive Borrowing under the Credit Agreement, and in that connection sets forth below the terms on which such Competitive Borrowing is requested to be made:

(A)  Date of Competitive Borrowing
         (which is a Business Day)                     ______________________

(B)  Principal Amount of
         Competitive Borrowing(1)                        ______________________

(C)  Interest rate basis(2)
----------------------

--------

1 In Dollars not less than $5,000,000 (and in integral multiples of $1,000,000) or greater than the Total Commitment then available.

2    Eurodollar Loan or Fixed Rate Loan.

(D)  Interest Period and the last
         day thereof3                                  ______________________

                  Upon acceptance of any or all of the Loans offered by the Lenders in response to this request, the Company shall be deemed to have represented and warranted that the conditions to lending specified in Section 4.01(b) and (c) of the Credit Agreement have been satisfied.


                                Very truly yours,

                                by

                                  Title: [Responsible Officer]


Copy to:

Chase Manhattan International Limited (London), on behalf of the Agent for the Lenders referred to below
      Trinity Tower
           9 Thomas More Street
                London, England E19YT

Attention of Mr. Steve Hurford









--------

3 Which shall be subject to the definition of "Interest Period" and end not later than the Maturity Date.

                                                                 EXHIBIT A-2










                    FORM OF NOTICE OF COMPETITIVE BID REQUEST


[Name of Bank]
[Address]
New York, NY

Attention:

                                                                    [Date]

Dear Sirs:

                  Reference is made to the Amended and Restated Competitive Advance and Multi-Currency Revolving Credit Facility Agreement dated as of November 30, 1994, as amended and restated as of September 6, 1996 (as it may hereafter be amended, modified, extended or restated from time to time, the "Credit Agreement"), among the Company, the Borrowers named therein, the Lenders named therein, NationsBank, N.A., as Co-Agent, and The Chase Manhattan Bank, as Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Company made a Competitive Bid Request on , 19 , pursuant to Section 2.03(a) of the Credit Agreement, and in that connection you are invited to submit a Competitive Bid by [Date]/[Time].(4) Your Competitive Bid must comply with Section 2.03(b) of the Credit Agreement and the terms set forth below on which the Competitive Bid Request was made:

(A)  Date of Competitive Borrowing                 ____________________

(B)  Principal amount of
     Competitive Borrowing                         ____________________

(C)  Interest rate basis                           ____________________

--------

4 The Competitive Bid must be received by the Agent (i) in the case of Eurodollar Loans, not later than 9:30 a.m., New York City time, three Business Days before a proposed Competitive Borrowing and (ii) in the case of Fixed Rate Loans, not later than 9:30 a.m., New York City time, on the Business Day of a proposed Competitive Borrowing.

(D)  Interest Period and the
     last day thereof                            ____________________


                                         Very truly yours,

                                         THE CHASE MANHATTAN BANK,
                                         as Agent,

                                            by
                                              -----------------------------
                                              Title:

                                                                 EXHIBIT A-3










                             FORM OF COMPETITIVE BID


The Chase Manhattan Bank, as Agent for
the Lenders referred to below,
270 Park Avenue
New York, NY  10017

Attention of Mr. James S. Ely, III

                                                                   [Date]

Dear Sirs:

                  The undersigned, [Name of Bank], refers to the Amended and Restated Competitive Advance and Multi-Currency Revolving Credit Facility Agreement dated as of November 30, 1994, as amended and restated as of September 6, 1996 (as it may hereafter be amended, modified, extended or restated from time to time, the "Credit Agreement"), among Manor Care, Inc. (the "Company"), the Borrowers named therein, the Lenders named therein, NationsBank, N.A., as Co-Agent, and The Chase Manhattan Bank, as Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The undersigned hereby makes a Competitive Bid pursuant to Section 2.03(b) of the Credit Agreement, in response to the Competitive Bid Request made by the Company on , 19 , and in that connection sets forth below the terms on which such Competitive Bid is made:


(A)  Principal Amount5                               ____________________

(B)  Competitive Bid Rate6





--------------------

--------

5 In Dollars not less than $5,000,000 or greater than the requested Competitive Borrowing and in integral multiples of $1,000,000. Multiple bids will be accepted by the Agent.

6 I.e., LIBO Rate + or - %, in the case of Eurodollar Loans or %, in the case of Fixed Rate Loans.

(C)  Interest Period and last
         day thereof                             ____________________

                  The undersigned hereby confirms that it is prepared, subject to the conditions set forth in the Credit Agreement, to extend credit to the Company upon acceptance by the Company of this bid in accordance with Section 2.03(d) of the Credit Agreement.


                                  Very truly yours,

                                  [NAME OF LENDER,]

                                     by
                                       -----------------------
                                       Title:


Copy to:

Chase Manhattan International Limited (London), on behalf of the Agent for the Lenders referred to below
      Trinity Tower
           9 Thomas More Street
                London, England E19YT

Attention of Mr. Steve Hurford

                                                                 EXHIBIT A-4










                  FORM OF COMPETITIVE BID ACCEPT/REJECT LETTER


The Chase Manhattan Bank, as Agent for
the Lenders referred to below,
270 Park Avenue
New York, NY 10017

Attention of Mr. James S. Ely, III

                                                                  [Date]

Dear Sirs:

                  The undersigned, Manor Care, Inc. (the "Company"), refers to the Amended and Restated Competitive Advance and Multi-Currency Revolving Credit Facility Agreement dated as of November 30, 1994, as amended and restated as of September 6, 1996 (as it may hereafter be amended, modified, extended or restated from time to time, the "Credit Agreement"), among the Company, the Borrowers named therein, the Lenders named therein, NationsBank, N.A., as Co-Agent, and The Chase Manhattan Bank, as Agent.

                  In accordance with Section 2.03(c) of the Credit Agreement, we have received a summary of bids in connection with our Competitive Bid Request dated and in accordance with Section 2.03(d) of the Credit Agreement, we hereby accept the following bids for maturity on [date]:


Principal Amount                Fixed Rate/Margin                   Lender
----------------                -----------------                   ------

         $                      [%]/[+/-.   %]
         $

We hereby reject the following bids:


Principal Amount                Fixed Rate/Margin                   Lender
----------------                -----------------                   ------

     $                          [%]/[+/-.   %]
     $

                  The $ should be deposited in Chemical Bank account number [ ] on [date].


                                     Very truly yours,

                                     MANOR CARE, INC.,

                                        by
                                          ------------------------
                                          Name:
                                          Title:

Copy to:

Chase Manhattan International Limited (London), on behalf of the Agent for the Lenders referred to below
      Trinity Tower
           9 Thomas More Street
                London, England E19YT

Attention of Mr. Steve Hurford

                                                                  EXHIBIT A-5










                        FORM OF STANDBY BORROWING REQUEST


The Chase Manhattan Bank, as Agent for
the Lenders referred to below,
270 Park Avenue
New York, NY 10017

Attention of Mr. James S. Ely, III
                                                                   [Date]

          The undersigned, (the "Borrower"), refers to the Amended and Restated Competitive Advance and Multi-Currency Revolving Credit Facility Agreement dated as of November 30, 1994, as amended and restated as of September 6, 1996 (as it may hereafter be amended, modified, extended or restated from time to time, the "Credit Agreement"), among Manor Care, Inc. (the "Company"), the Borrowers named therein, the Lenders named therein, NationsBank, N.A., as Co-Agent, and The Chase Manhattan Bank, as Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Borrower hereby gives you notice pursuant to
Section 2.04 of the Credit Agreement that it requests a Standby Borrowing under the Credit Agreement, and in that connection sets forth below the terms on which such Standby Borrowing is requested to be made:

(A)  Date of Standby Borrowing
         (which is a Business Day)                   ____________________

(B)  Principal Amount of
     Standby Borrowing(7)

--------------------




--------

7 Not less than $5,000,000 (and in integral multiples of $1,000,000) or greater than the Total Commitment then available. For Eurocurrency Borrowings, express in Equivalent Dollar Amount.

(C)  Interest rate basis(8)


--------------------

(D)  Interest Period and the last
     day thereof(9)                                   ____________________

(E)  For Eurocurrency Borrowings:

         (1)  Type of Alternative Currency

         (2)  Funds are requested to be
              disbursed to the following:

                  Bank Name:
                  Bank Address:

                  For Credit to:

                  Account Name:
                  Account Number:


         Upon acceptance of any or all of the Loans made by the Lenders in response to this request, the Borrower shall be deemed to have represented and warranted that the conditions to lending specified in Section 4.01(b) and (c) of the Credit Agreement have been satisfied.


                                Very truly yours,

                                by

                                  Title: [Responsible Officer]


Copy to:

Chase Manhattan International Limited (London), on behalf of the Agent for the Lenders referred to below

--------

8    Eurocurrency Loan, Eurodollar Loan, CD Loan or ABR Loan.

9 Which shall be subject to the definition of "Interest Period" and end not later than the Maturity Date.

      Trinity Tower
           9 Thomas More Street
                London, England E19YT

Attention of Mr. Steve Hurford

                                                                  EXHIBIT B










                          ADMINISTRATIVE QUESTIONNAIRE

                                MANOR CARE, INC.
                          ADMINISTRATIVE QUESTIONNAIRE

Please accurately complete the following information and return via FAX to the attention of Katherine Wolf at The Chase Manhattan Bank as soon as possible.


Fax Number:  212-622-0122

LEGAL NAME TO APPEAR IN DOCUMENTATION:



-----------------------------------------------------------------------------
---------


GENERAL INFORMATION - DOMESTIC LENDING OFFICE:

Institution Name:
                         ----------------------------------------------------
                         ------

Street Address:
                         ----------------------------------------------------
                         -------

City, State, Zip Code:
                         ----------------------------------------------------
                         ------


GENERAL INFORMATION - EURODOLLAR LENDING OFFICE:

Institution Name:
                         ----------------------------------------------------
                         ------

Street Address:
                         ----------------------------------------------------
                         -------

City, State, Zip Code:
                         ----------------------------------------------------
                         ------

CONTACTS/NOTIFICATION METHODS:

CREDIT CONTACTS:

Primary Contact:
                         ----------------------------------------------------
                         -------

Street Address:
                         ----------------------------------------------------
                         -------

City, State, Zip Code:
                         ----------------------------------------------------
                         ------

Phone Number:
                           --------------------------------------------------
                           -------

FAX Number:
                           --------------------------------------------------
                           -------

Backup Contact:
                         ----------------------------------------------------
                         -------

Street Address:
                         ----------------------------------------------------
                         -------

City, State, Zip Code:
                         ----------------------------------------------------
                         ------

Phone Number:
                         ----------------------------------------------------
                         -------

FAX Number:
                           --------------------------------------------------
                           -------

TAX WITHHOLDING:

    Non Resident Alien   _____________________Y*       _____________________N

    *Form 4224 Enclosed

    Tax ID Number
                         ----------------------------------------------------
                         -----

CONTACTS/NOTIFICATION METHODS:

ADMINISTRATIVE CONTACTS - BORROWINGS, PAYDOWNS, INTEREST, FEES, ETC.

Contact:
                           --------------------------------------------------
                           -------

Street Address:
                         ----------------------------------------------------
                         -------

City, State, Zip Code:
                         ----------------------------------------------------
                         ------

Phone Number:
                           --------------------------------------------------
                           -------

FAX Number:
                           --------------------------------------------------
                           -------

BID LOAN NOTIFICATION:

ADMINISTRATIVE CONTACTS - BORROWINGS, PAYDOWNS, INTEREST, FEES, ETC.

Contact:
                           --------------------------------------------------
                           -------

Street Address:
                         ----------------------------------------------------
                         -------

City, State, Zip Code:
                         ----------------------------------------------------
                         ------

Phone Number:
                           --------------------------------------------------
                           -------

FAX Number:
                           --------------------------------------------------
                           -------

PAYMENT INSTRUCTIONS:

Name of Bank where funds are to be transferred:

 ----------------------------------------------------------------------------

Routing Transit/ABA number of Bank where funds are to be transferred:

 ----------------------------------------------------------------------------

Name of Account, if applicable:

 ----------------------------------------------------------------------------

Account Number:
                           --------------------------------------------------
                           -------

Additional Information:
----------------------------------------------------------------


MAILINGS:

Please specify who should receive financial information:

Name:
                         ----------------------------------------------------
                         -------

Street Address:
                         ----------------------------------------------------
                         -------

City, State, Zip Code:
                         ----------------------------------------------------
                         ------

It is very important that all of the above information is accurately filled in and returned promptly. If there is someone other than yourself who should receive this questionnaire, please notify us of their name and FAX number and we will FAX them a copy of the questionnaire. If you have any questions, please call me on 212-622-9360.

                                                                   EXHIBIT C










                                    [FORM OF]

                            ASSIGNMENT AND ACCEPTANCE


         Reference is made to the Amended and Restated Competitive Advance and Multi-Currency Revolving Credit Facility Agreement dated as of November 30, 1994, as amended and restated as of September 6, 1996 (as it may hereafter be amended, modified, extended or restated from time to time, the "Credit Agreement"), among Manor Care, Inc. (the "Company"), the Borrowers named therein, the Lenders named therein, NationsBank, N.A., as Co-Agent, and The Chase Manhattan Bank, as Agent. Terms defined in the Credit Agreement are used herein with the same meanings.

         1. The Assignor hereby sells and assigns, without recourse, to the Assignee, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Effective Date set forth on the reverse hereof, the interests set forth on the reverse hereof (the "Assigned Interest") in the Assignor's rights and obligations under the Credit Agreement, including, without limitation, the interests set forth on the reverse hereof in the Commitment of the Assignor on the Effective Date and the Competitive Loans and Standby Loans owing to the Assignor which are outstanding on the Effective Date. Each of the Assignor and the Assignee hereby makes and agrees to be bound by all the representations, warranties and agreements set forth in Section 10.04(c) of the Credit Agreement, a copy of which has been received by each such party. From and after the Effective Date (i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the interests assigned by this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the Loan Documents and (ii) the Assignor shall, to the extent of the interests assigned by this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

         2. This Assignment and Acceptance is being delivered to the Agent together with (i) if the Assignee is organized under the laws of a jurisdiction outside the United States, the forms specified in Section 2.19(f) of the Credit Agreement, duly completed and executed by such Assignee, (ii) if the Assignee is not already a Bank under the Credit Agreement, an Administrative Questionnaire in the form of Exhibit B to the Credit Agreement and (iv) a processing and recordation fee of $2,000.

         3. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York without reference to its conflicts of laws principles or provisions.

Date of Assignment:


Legal Name of Assignor:


Legal Name of Assignee:


Assignee's Address for Notices:


Effective Date of Assignment
(may not be fewer than 5 Business
Days after the Date of Assignment):


                                                  Percentage Assigned of
                                                  Facility and Commitment
                                                  Thereunder (as set forth,
                                                  to at least 8 decimals, as
                                                  a percentage of the Facility
                                                  and the aggregate Commitments
Facility          Principal Amount Assigned       of all Lenders thereunder)
--------          -------------------------       --------------------------

ABR Loans:



CD Loans:



Eurocurrency Loans:



Eurodollar Competitive
Loans:



Eurodollar Standby Loans:



Fixed Rate Competitive
Loans:




The terms set forth above and on
the reverse side hereof are hereby
agreed to:                                   Accepted:(1)



                              , as Assignor  THE CHASE MANHATTAN BANK, as agent
------------------------------


By:                                          By:
    --------------------------                  -------------------------------
  Name:                                         Name:
  Title:                                        Title:


                              , as Assignee  [Name of Borrower]
------------------------------

By:                                      By:
    --------------------------              ------------------------------
  Name:                                     Name:
  Title:                                    Title:

                                                            EXHIBIT D-1










                  BORROWING SUBSIDIARY AGREEMENT dated as of
                                          , 19  , among MANOR CARE, INC., a
               Delaware corporation (the "Company"), [Names of the other Borrowers](the foregoing corporations being collectively called the "Borrowe s"), [Name of Subsidiary], a [ ] corporation (the "Subsidiary"), the guarantors whose names appear at the foot of the Credit Agreement referred to below (the "Guarantors", which term shall also include the Borrowers), the Required Lenders (as defined in the Credit Agreement referred to below), NationsBank, N.A., as Co-agent (the "Co-Agent") and THE CHASE MANHATTAN BANK, a New York banking corporation, as agent (the "Agent") for the lenders (the "Lenders") party to the Amended and Restated Competitive Advance and Multi-Currency Revolving Credit Facility Agreement dated as of November 30, 1994, as amended and restated as of September 6, 1996 (the "Credit Agreement"), among the Borrowers, the Co-agent, the Agent and the Lenders.


         Under the Credit Agreement, the Lenders have agreed, upon the terms and subject to the conditions therein set forth, to make Loans to the Borrowers and to subsidiaries (as defined in the Credit Agreement) of the Company which execute and deliver to the Agent Borrowing Subsidiary Agreements in the form of this Agreement. The Company represents that the Subsidiary is a subsidiary (as so defined) of the Company. The Company covenants and agrees with each Lender that the Company shall, so long as this Agreement shall remain in effect, directly or indirectly maintain the Subsidiary as a subsidiary (as so defined) of the Company. The parties hereto agree that the guarantee of the Company contained in Article IX of the Credit Agreement applies to the obligations of the Subsidiary. In consideration of being permitted to borrow under the Credit Agreement upon the terms and subject to the conditions set forth therein, the Subsidiary agrees that from and after the date of this Agreement it will be, and will be liable for the observance and performance of all the obligations of, a Borrowing Subsidiary under the Credit Agreement (including as a Borrower thereunder), as the same may be amended from time to time, to the same extent as if it had been one of the original parties to the Credit Agreement including, without limitation, Section 10.15 thereof.

         If at any time no Loans are outstanding to the Subsidiary then this Agreement can be terminated by notice from the Company and the Subsidiary to the Agent in accordance with Section 10.01 of the Credit Agreement.

         Notices under the Credit Agreement shall be made as follows:


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their authorized officers as of the date first appearing above.


                                   MANOR CARE, INC., as a Borrower and a
                                   guarantor,

                                   by

                                   Title:


                                   [Name of Borrower], as a Borrower,

                                   by

                                   Title:


                                   [Name of Borrower], as a Borrower,

                                   by

                                   Title:


                                   [Name of Borrower], as a Borrower,

                                   by

                                   Title:

                                   [Name of Subsidiary],

                                   by

                                   Title:


                                   Accepted as of the date first appearing
                                   above:

                                   THE CHASE MANHATTAN BANK, individually and as Agent,

                                   by

                                   Title:


                                   NATIONSBANK, N.A., individually and as
                                   Co-Agent,

                                   by

                                   Title:


                                   [OTHER LENDERS],

                                   by

                                   Title:

                                                                 EXHIBIT D-2










                              SUBSTANCE OF OPINION
                           OF COUNSEL TO BE DELIVERED
                       ON THE DATE OF THE FIRST BORROWING
                          BY EACH BORROWING SUBSIDIARY


                  1. The Borrowing Subsidiary (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (c) is qualified to do business in every jurisdiction where such qualification is required, except where the failure so to qualify would not result in a Material Adverse Effect, and (d) has the power and authority to execute, deliver and perform its obligations under each of the Loan Documents and each other agreement or instrument contemplated thereby to which it is or will be a party and to borrow thereunder.

                  2. The execution, delivery and performance by the Borrowing Subsidiary of each of the Loan Documents to which it is a party and the borrowings thereunder (collectively, the "Transactions") have been duly authorized by all requisite action and, if required, stockholder action on the part of the Borrowing Subsidiary.

                  3. The Agreement has been duly executed and delivered by the Borrowing Subsidiary and constitutes, and each other Loan Document when executed and delivered by the Borrowing Subsidiary will constitute, a legal, valid and binding obligation of the Borrowing Subsidiary enforceable against the Borrowing Subsidiary in accordance with its terms.

                                TABLE OF CONTENTS

                                                                          Page
                                    ARTICLE I

                                   Definitions

SECTION 1.01.  Defined Terms................................................ 2
SECTION 1.02.  Terms Generally............................................. 24


                                   ARTICLE II

                                   The Credits

SECTION 2.01.  Commitments................................................. 25
SECTION 2.02.  Loans....................................................... 25
SECTION 2.03.  Competitive Bid Procedure................................... 28
SECTION 2.04.  Standby Borrowing Procedure................................. 31
SECTION 2.05.  Refinancings.................................................32
SECTION 2.06.  Fees........................................................ 33
SECTION 2.07.  Evidence of Indebtedness;
                           Repayment of Loans.............................. 33
SECTION 2.08.  Interest on Loans........................................... 34
SECTION 2.09.  Default Interest............................................ 35
SECTION 2.10.  Alternate Rate of Interest.................................. 36
SECTION 2.11.              Termination and Reduction of Commitments........ 37
SECTION 2.12.  Prepayment.................................................. 38
SECTION 2.13.              Reserve Requirements; Change in
                             Circumstances................................. 38
SECTION 2.14.  Change in Legality.......................................... 41
SECTION 2.15.  Indemnity................................................... 42
SECTION 2.16.  Pro Rata Treatment.......................................... 43
SECTION 2.17.  Sharing of Setoffs.......................................... 43
SECTION 2.18.  Payments.................................................... 44
SECTION 2.19.  Taxes....................................................... 45


                                   ARTICLE III

                         Representations And Warranties

SECTION 3.01.  Organization; Powers........................................ 48
SECTION 3.02.  Authorization............................................... 49
SECTION 3.03.  Enforceability.............................................. 49
SECTION 3.04.  Governmental Approvals...................................... 50
SECTION 3.05.  Financial Statements........................................ 50
SECTION 3.06.  No Material Adverse Change.................................. 50
SECTION 3.07.              Title to Properties; Possession Under
                             Leases........................................ 50





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SECTION 3.08.  Subsidiaries................................................ 51
SECTION 3.09.  Litigation; Compliance with Laws............................ 51
SECTION 3.10.  Agreements.................................................. 51
SECTION 3.11.  Federal Reserve Regulations................................. 52
SECTION 3.12.  Investment Company Act; Public Utility
                             Holding Company Act. ......................... 52
SECTION 3.13.  Use of Proceeds. ........................................... 52
SECTION 3.14.  Tax Returns................................................. 52
SECTION 3.15.  No Material Misstatements. ................................. 52
SECTION 3.16.  Employee Benefit Plans...................................... 53
SECTION 3.17.  Environmental Matters....................................... 53
SECTION 3.18.  Solvency.................................................... 53


                                   ARTICLE IV

                              Conditions of Lending

SECTION 4.01.  All Borrowings.............................................. 54
SECTION 4.02.  First Borrowing............................................. 55
SECTION 4.03.              First Borrowing by Each Borrowing
                             Subsidiary.................................... 57


                                    ARTICLE V

                              Affirmative Covenants

SECTION 5.01.  Existence; Businesses and Properties........................ 59
SECTION 5.02.  Insurance................................................... 59
SECTION 5.03.  Obligations and Taxes....................................... 60
SECTION 5.04.  Financial Statements, Reports, etc.......................... 60
SECTION 5.05.  Litigation and Other Notices................................ 61
SECTION 5.06.  ERISA....................................................... 62
SECTION 5.07.              Maintaining Records; Access to Properties
                             and Inspections............................... 63
SECTION 5.08.  Use of Proceeds............................................. 63
SECTION 5.09.  Ownership................................................... 63
SECTION 5.10.              Spin-Off Transactions............................63

                                   ARTICLE VI

                               Negative Covenants

SECTION 6.01.  Indebtedness................................................ 64
SECTION 6.02.  Liens....................................................... 67
SECTION 6.03.  Sale and Lease-Back Transactions............................ 69
SECTION 6.04.  Investments, Loans and Advances............................. 69
SECTION 6.05.  Mergers and Consolidations.................................. 70
SECTION 6.06.  Asset Sales................................................. 71





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SECTION 6.07.  Transactions with Affiliates................................ 71
SECTION 6.08.  Business of Company and Subsidiaries........................ 72
SECTION 6.09.  Subsidiary Indebtedness..................................... 72
SECTION 6.10.  Agreements.................................................. 72
SECTION 6.11.  Minimum Consolidated Net Worth.............................. 73
SECTION 6.12.  Consolidated Debt Ratio..................................... 73
SECTION 6.13.  Consolidated Interest Coverage Ratio........................ 73


                                   ARTICLE VII

                                   Events of Default                        74


                                  ARTICLE VIII

                                   The Agent                                78


                                   ARTICLE IX

                                    Guarantee                               81


                                    ARTICLE X

                                  Miscellaneous

SECTION 10.01.  Notices.................................................... 83
SECTION 10.02.  Survival of Agreement...................................... 84
SECTION 10.03.  Binding Effect............................................. 85
SECTION 10.04.  Successors and Assigns..................................... 85
SECTION 10.05.  Expenses; Indemnity........................................ 88
SECTION 10.06.  Right of Setoff............................................ 91
SECTION 10.07.  Applicable Law............................................. 91
SECTION 10.08.  Waivers; Amendment......................................... 91
SECTION 10.09.  Interest Rate Limitation................................... 92
SECTION 10.10.  Entire Agreement........................................... 92
SECTION 10.11.              Waiver of Jury Trial; Punitive
                              Damages...................................... 92
SECTION 10.12.  Severability............................................... 93
SECTION 10.13.  Counterparts............................................... 93
SECTION 10.14.  Headings................................................... 93
SECTION 10.15.              Jurisdiction; Consent to Service of
                              Process; Judgment Currency. ................. 93
SECTION 10.16.  Confidentiality. .......................................... 96


Exhibit A-1                    Form of Competitive Bid Request
Exhibit A-2                    Form of Notice of Competitive Bid Request





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Exhibit A-3                    Form of Competitive Bid
Exhibit A-4                    Form of Competitive Bid
                                 Accept/Reject Letter
Exhibit A-5                    Form of Standby Borrowing Request
Exhibit B                      Form of Administrative Questionnaire
Exhibit C                      Form of Assignment and Acceptance
Exhibit D-1                    Form of Borrowing Subsidiary Agreement
Exhibit D-2                    Form of Opinion of Counsel to Borrowing
                                 Subsidiary


Schedule 1.01                  Spin-Off Subsidiaries
Schedule 2.01                  Commitments
Schedule 3.08                  Subsidiaries
Schedule 6.01(a)               Permitted Indebtedness
Schedule 6.01(i)               Insurance Programs
Schedule 6.01(j)               Existing Bonds
Schedule 6.02                  Permitted Liens
Schedule 6.02(j)               Permitted Mortgages
Schedule 6.04                  Permitted Investments
Schedule 6.06                  Investment Properties





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